     As Filed with the Securities and Exchange Commission on April 26, 2002


                                                      Registration No. 333-64345

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                       Post-Effective Amendment No. 4 to
                         -----------------------------
                                   FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                                 STATE FARM LIFE
          AND ACCIDENT ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact name of trust)

                 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                               (Name of depositor)

                              One State Farm Plaza
                        Bloomington, Illinois 61710-0001
          (Complete address of depositor's principal executive offices)

     (Name and complete address
     of agent for service)                         Copy to:

     Laura P. Sullivan, Esq.                W. Thomas Conner, Esq.
     State Farm Life and                    Sutherland Asbill & Brennan LLP
     Accident Assurance Company             1275 Pennsylvania Avenue, N.W.
     One State Farm Plaza                   Washington, DC  20004-2415
     Bloomington, Illinois 61710-0001

                 Approximate date of proposed public offering:
 As soon as practicable after the effective date of this Registration Statement

     Securities Being Offered:  Variable Universal Life Insurance Policies

It is proposed that this filing become effective:

     / / Immediately upon filing pursuant to paragraph (b) of Rule 485. /X/ On May 1, 2002 pursuant to paragraph (b) of Rule 485.
     / / 80 days after filing pursuant to paragraph (a)(1) of Rule 485. / / On (date) pursuant to paragraph (a)(1) of Rule 485.

                                                                           May
                                                                           1,
                                                                           2002


                                    [GRAPHIC]
VARIABLE UNIVERSAL
      LIFE



                         State Farm Life and Accident



                               Assurance Company



                      Variable Universal Life Prospectus


[LOGO] STATE FARM
INSURANCE (R)
prospectus



                         PROSPECTUS DATED MAY 1, 2002

                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                   ISSUED BY

 STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
               OF STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                                 P.O. Box 2307
                       Bloomington, Illinois 61702-2307
                           Telephone (888) 702-2307


State Farm Life and Accident Assurance Company ("State Farm," "we," "us," or "our") is offering the variable universal life insurance policy (the "Policy") described in this prospectus. State Farm designed the Policy to provide:
(1) lifetime insurance protection on the insured person named in the policy, and (2) flexibility regarding premiums and death benefits. Subject to certain restrictions, the purchaser of a Policy (the "Owner," "you," or "your") may:

..  change the frequency and amounts of premium payments;

..  change the level of death benefits; and

.. allocate premiums (after State Farm deducts a premium charge) and Policy values to:

(right arrow)State Farm's general account (the "Fixed Account"), an account that provides a specified minimum rate of interest; and

(right arrow)subaccounts of State Farm Life and Accident Assurance Company
             Variable Life Separate Account (the "Variable Account"), a separate account allowing you to invest in the following investment portfolios ("Funds") of the State Farm Variable Product Trust (the "Trust"):

  [_]Large Cap Equity Index Fund

  [_]Small Cap Equity Index Fund

  [_]International Equity Index Fund

  [_]Stock and Bond Balanced Fund

  [_]Bond Fund

  [_]Money Market Fund

The accompanying prospectus for the Trust describes each of the Funds, including the risks of investing in each Fund, and provides other information about the Trust.


An Owner of a Policy can select between two death benefit options: (1) a level insurance amount (Basic Amount) or (2) a level insurance amount plus the Policy Account Value. As long as the Policy is in force, State Farm guarantees that the death benefit will never be less than the Basic Amount less any unrepaid Policy loans and past due charges. For Policies issued in New York, if the Insured is alive on the Maturity Date, State Farm will pay the Cash Surrender Value on the Maturity Date to the Owner and the Policy will terminate.


The Policy provides for a Cash Surrender Value, which is the amount State Farm would pay if you surrender the policy. Because this value varies with the portfolio's performance, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value if you allocate premiums and Policy values to the Trust. On any given day, the Cash Surrender Value could be more or less than the premiums paid.

The Policy provides for a death benefit guarantee whereby the Policy will not lapse so long as you pay certain minimum premiums. The Policy also allows you to take loans, make withdrawals, and participate in a dollar-cost averaging program or a portfolio rebalancing program.

Please read this prospectus carefully and keep it for future reference. A prospectus for State Farm Variable Product Trust must accompany this prospectus and you should read it in conjunction with this prospectus.


The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains other information about the Policy and the Variable Account, material incorporated by reference into the Variable Account's registration statement, and other information regarding other registrants that file electronically with the SEC.



Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Policies are subject to investment risks, including possible loss of principal. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THIS POLICY.


The Securities and Exchange Commission has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

table of

                               Table of Contents

               INDEX OF TERMS...............................  2
               SUMMARY OF THE POLICY........................  3
               PREMIUMS.....................................  7
                Applying for a Policy.......................  7
                Exchanges from State Farm Universal Life and
                  State Farm Traditional Ordinary Whole Life  7
                Free Look Right to Cancel Policy............  7
                Premiums....................................  7
                Planned Premiums............................  8
                Premiums to Prevent Lapse...................  8
                Death Benefit Guarantee.....................  8
                Crediting Premiums to the Policy............  8
               ALLOCATION OPTIONS...........................  8
                Net Premium Allocations.....................  8
                Subaccount Options..........................  9
                Fixed Account Option........................  9
                Transfers................................... 10
                Dollar-Cost Averaging Program............... 10
                Portfolio Rebalancing Program............... 10
               CHARGES AND DEDUCTIONS....................... 10
               HOW YOUR POLICY ACCOUNT VALUES VARY.......... 12
                Policy Account Value........................ 12
                Cash Value.................................. 12
                Cash Surrender Value........................ 12
                Subaccount Policy Value..................... 12
                Fixed Policy Account Value.................. 13
               DEATH BENEFITS............................... 13
                Amount of Death Benefit Payable............. 13
                Death Benefit Options....................... 13
                Changing the Death Benefit Option........... 13
                Changing the Basic Amount................... 14
                Effect of Withdrawals on the Death Benefit.. 14
                Changing the Beneficiary.................... 14


              LOAN BENEFITS.................................. 14
               Loan Account.................................. 14
               Interest...................................... 14
               Loan Repayment................................ 15
               Effect of Policy Loan......................... 15
              SURRENDER BENEFITS............................. 16
               Full Surrender................................ 16
               Withdrawals................................... 16
              HYPOTHETICAL ILLUSTRATIONS OF
              ACCUMULATED PREMIUMS, POLICY ACCOUNT
              VALUES, CASH SURRENDER VALUES, AND
              DEATH BENEFITS................................. 17
              REQUESTING PAYMENTS AND TELEPHONE
              TRANSACTIONS................................... 26
               Requesting Payments........................... 26
               Telephone Transactions........................ 26
              OTHER POLICY BENEFITS AND PROVISIONS........... 27
               Exchange Provision............................ 27
               Other Policy Provisions....................... 27
               Beneficiary................................... 27
               Reinstatement................................. 27
               Other Changes................................. 27
               Reports to Policy Owners...................... 27
               Assignment and Change of Owner................ 27
               Supplemental Benefits......................... 28
              STATE FARM AND THE FIXED ACCOUNT............... 28
               State Farm Life and Accident Assurance Company 28
               State Farm Directors and Officers............. 28
              THE VARIABLE ACCOUNT AND THE TRUST............. 31
              TAX CONSIDERATIONS............................. 32
              TAX TREATMENT OF POLICY BENEFITS............... 32
              ADDITIONAL INFORMATION......................... 34


             THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.
                THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN
                    THOSE JURISDICTIONS WHERE SUCH OFFERING
                             MAY LAWFULLY BE MADE.

                                                                       contents

Index of Terms

This prospectus uses the following special terms:

Age -- Age means the age on the Insured's last birthday as of the Policy Date and each Policy Anniversary. If the Policy Date falls on the Insured's birthday, the Age will be the age the Insured reaches on the Policy Date.

Basic Amount -- The amount of coverage on the Insured provided by the basic plan.

Cash Value -- Policy Account Value less any applicable surrender charge.

Cash Surrender Value -- Cash Value less any Loan Amount.

Death Benefit -- The amount of insurance provided under the Policy determined by the Death Benefit Option and any insurance amounts provided by riders. State Farm will reduce the amount payable on the Insured's death by any Loan Amount and any unpaid Monthly Deductions.

Deduction Date -- The Policy Date and each monthly anniversary of the Policy
Date.

Fund -- An investment portfolio of the State Farm Variable Product Trust and an underlying investment option under the Policy.

Home Office -- P.O. Box 2307, Bloomington, IL 61702-2307, 1-888-702-2307.

Insured -- The person upon whose life State Farm issues the Policy.

Issue Date -- The date State Farm issues the Policy.

Loan Account -- A part of our general account to which we transfer Policy Account Value in the Variable Account and the Fixed Account to provide collateral for any loan you take under the Policy.

Loan Amount -- The sum of all outstanding Policy loans including both principal plus accrued interest.

Loan Policy Account Value -- The value of the Loan Account for this Policy.

Maturity Date -- For Policies issued in New York, the Maturity Date is the Policy Anniversary when the Insured is Age 100. No maturity date exists for policies issued in any other State.

Minimum Monthly Premium -- The amount shown on the Schedule pages of your policy. We determine the Minimum
Monthly Premium for your Policy based on the Insured's Age, sex and rate class, the Basic Amount, and any supplemental benefits.

Minimum Premium -- For any Policy Month during the first 10 Policy Years (first 5 Policy Years for Policies issued in New York) the cumulative Minimum Monthly Premium required to keep the Death Benefit Guarantee in effect.

Policy -- The variable life insurance policy described in this prospectus. The Policy contains the Basic Plan, any amendments, endorsements and riders, and a copy of the application. The Policy is the entire contract.

Policy Account Value -- The combined value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and the values held in our general account to secure Policy loans.

Policy Anniversary -- The same day and month as the Policy Date each year that the Policy remains in force.

Policy Date -- If we issue the Policy as applied for and we receive the premium before the Issue Date, the Policy Date is the later of the application date or the date we receive the premium. Otherwise, the Policy Date is the Issue Date. We measure Policy Months, Years and Anniversaries from the Policy Date. The Policy Date cannot be the 29th, 30th, or 31st day of any month.


Policy Month --A 1-month period starting with the same day as the Policy Date each month that the Policy remains in force.


Policy Year -- Any 12-month period starting with the Policy Date or a Policy Anniversary.

Trust -- State Farm Variable Product Trust.

Valuation Day -- Each day on which the New York Stock Exchange is open for business except for a day that a Subaccount's corresponding Fund does not value its shares.

Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

terms

Summary of the Policy

The following paragraphs summarize certain prospectus information and the important features of the Policy. Please read this summary along with the more detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Loan Amount. Please refer to the Index of Terms for definitions of certain terms this prospectus uses.

Purpose of the Policy. State Farm designed the Policy to provide insurance benefits with a long-term investment element. You should consider the Policy in conjunction with other insurance you own. Please consider carefully before replacing existing insurance with the Policy.

Comparison with Universal Life Insurance. The Policy is similar in many ways to universal life insurance. As with universal life insurance:

..  the Owner pays premiums for insurance coverage on the Insured;

.. the Policy provides for the accumulation of a Cash Surrender Value that is payable if you surrender the Policy during the Insured's lifetime; and

..  the Cash Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs significantly from universal life insurance in that the Policy Account Value may decrease if the investment performance of the Subaccounts to which you allocated Policy Account Value declines (or is not sufficiently favorable). If the Cash Surrender Value becomes insufficient to cover charges when due and the Death Benefit Guarantee is not in effect, the Policy will lapse without value after a grace period. See ''Premiums to Prevent Lapse,'' page 8.

Tax Considerations. State Farm intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended (the ''Code''). Under certain circumstances, a Policy could be treated as a ''modified endowment contract.'' State Farm will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see ''Tax Considerations,'' page 32.

Free Look Right to Cancel Policy. For a limited time after State Farm issues a Policy, you have the right to cancel your Policy and receive a full refund of all premiums paid. See ''Free Look Right to Cancel Policy,'' page 7. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. See ''Net Premium Allocations,'' page 8.

Owner Inquiries. If you have any questions, you may write or call our Home Office at P.O. Box 2307, Bloomington, IL 61702-2307, (888) 702-2307 (toll free).

Policy Series 97035 in all states except MT, NY, WI; 97085 in MT, A97035 in NY, WI.
                                                                        summary

PREMIUMS

.. You select a payment plan but are not required to pay premiums according to the plan. You can vary the frequency and amount, within limits, and can skip planned premiums. See ''Planned Premiums,'' page 8.

.. Minimum initial premium and planned premium depend on the Insured's Age, sex, rate class, Basic Amount selected, and any supplemental riders. See ''Premiums,'' page 7.

..  You may pay unplanned premiums, within limits. See ''Premiums,'' page 7.

.. Under certain circumstances, you may need to pay extra premiums to prevent lapse. See ''Premiums to Prevent Lapse,'' page 8.

ALLOCATING NET PREMIUMS

.. State Farm deducts a 5% premium charge from each premium before allocation resulting in a net premium.

.. You direct the allocation of Net Premiums among six Subaccounts and the Fixed Account. See ''Net Premium Allocations,'' page 8, for rules and limits.

.. State Farm credits interest on amounts allocated to the Fixed Account at a rate we determine, but not less than an annual effective rate of 4%. See ''Transfers,'' page 10, for rules and limits on Fixed Account allocations.

FUNDS AVAILABLE THROUGH SUBACCOUNTS

..  The Subaccounts invest in corresponding Funds of State Farm Variable Product
   Trust. See ''The Trust,'' page 31.

                                    Table A

FUND ANNUAL EXPENSES
(as a percentage of average daily net assets)


The investment advisory fees shown below are the actual amounts incurred in the fiscal year ended December 31, 2001 for each of the Funds. The Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund will not pay investment advisory fees directly, but will indirectly bear its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund will be net of these indirect fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund will attempt to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, an approximate indirect investment advisory fee was derived for the Stock and Bond Balanced Fund. This derived fee is used for the purpose of showing the Stock and Bond Balanced Fund's annual expenses in the table below.

By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds' Other Expenses and will incur its own Other Expenses. Other Expenses reflect the fact that the investment adviser to the Funds has agreed to bear the expenses incurred by each Fund (other than the International Equity Index
Fund), other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets, and that the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund's own Other Expenses. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund, other than the investment advisory fee, that exceed 0.20% of that Fund's average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time.



                                                                    Total
                                               Other Expenses  Annual Expenses
                                  Investment   (after expense  (after expense
 Fund                            Advisory Fees limitation) (*) limitation) (*)
 Large Cap Equity Index Fund         0.26%          0.08%           0.34%
 Small Cap Equity Index Fund         0.40%          0.10%           0.50%
 International Equity Index Fund     0.55%          0.20%           0.75%
 Money Market Fund                   0.40%          0.10%           0.50%
 Bond Fund                           0.50%          0.09%           0.59%
 Stock and Bond Balanced Fund        0.36%          0.08%           0.44%


/(/*/)/Absent this expense limitation, Other Expenses for the Small Cap Equity
       Index Fund and International Equity Index Fund would be 0.14% and 0.33%, respectively.


DEDUCTIONS FROM ASSETS


.. State Farm makes a monthly deduction for cost of insurance, $6 current monthly expense charge (maximum of $8 per month), and supplemental benefit charges. See ''Charges and Deductions, Monthly Deduction,'' page 11.



.. State Farm deducts a daily charge at a current annual rate of 0.80% (maximum annual rate of 0.90%) from assets in the Subaccounts. See ''Charges and Deductions, Mortality and Expense Risk Charge,'' page 11. State Farm does not deduct this charge from assets in the Fixed Account.


POLICY ACCOUNT VALUE


..  Policy Account Value is the amount in the Subaccounts and in the Fixed
   Account credited to your Policy plus the value held in the general account to secure the Loan Amount. See ''Policy Account Value,'' page 12, ''Fixed Policy Account Value,'' page 13, and ''Subaccount Policy Value,'' page 12.


.. Policy Account Value varies from day to day to reflect Subaccount investment experience, interest credited on any Fixed Account allocations, charges deducted and other Policy transactions (such as Policy loans, transfers and withdrawals).

..  You may transfer Policy Account Value among the Subaccounts and the Fixed
   Account. A $25 transfer processing fee may apply to transfers made after the 12th transfer in a Policy Year. See ''Transfers'' for rules and limits. Policy loans reduce the amount available for allocations and transfers.

.. Policy Account Value serves as the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the Death Benefit.

.. There is no minimum guaranteed Policy Account Value. The Policy may lapse on a Deduction Date if the Cash Surrender Value is insufficient to cover the Monthly Deduction then due and the Death Benefit Guarantee is not in effect.

Cash Benefits


.. You may take loans for amounts up to 90% of Cash Value, at a net interest rate of 2%. See ''Loan Benefits,'' page 14, and ''Tax Treatment of Policy Benefits,'' page 32.



.. You may make withdrawals up to 4 times each Policy Year provided there is sufficient remaining Cash Surrender Value. A withdrawal processing fee equal to the lesser of $25 or 2% of the amount requested for withdrawal will apply to each withdrawal. See ''Withdrawals,'' page 16, for rules and limits and "Tax Treatment of Policy Benefits," page 32.



..  You can surrender the Policy at any time for its Cash Surrender Value
   (Policy Account Value minus Loan Amount and minus any applicable surrender charge). See ''Full Surrender,'' page 16 and "Tax Treatment of Policy Benefits," page 32.


.. State Farm will deduct a surrender charge from the Policy Account Value upon a full surrender of the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount. The maximum surrender charge amount per $1,000 of Basic Amount is $21, which is for Insured's ages 70 to
   80. See ''Surrender Charge,'' page 11.

..  A variety of payment options are available.
Death Benefits

.. Death Benefits are available as a lump sum or under a variety of payment options.

..  The minimum Basic Amount available is $50,000.

..  Death Benefits are available in two death benefit options:

.. Option 1 (greater of Basic Amount plus any Net Premium payment received since the last Deduction Date, or a specified percentage of Policy Account Value); or

.. Option 2 (greater of Basic Amount plus the Policy Account Value, or a specified percentage of Policy Account Value). See ''Death Benefits,'' page 13.


..  We provide flexibility to change the Basic Amount and to change the Death
   Benefit option. See ''Changing the Basic Amount,'' page 14, and ''Changing the Death Benefit Option,'' page 13, for rules and limits.


.. The Death Benefit Guarantee keeps the Policy in force regardless of sufficiency of Cash Surrender Value so long as cumulative premiums paid on the Policy, less any withdrawals and less the Loan Policy Account Value, are at least equal to the Minimum Premium. See ''Death Benefit Guarantee,'' page 8.

.. The Death Benefit should be excludible from the gross income of the Beneficiary. See ''Tax Treatment of Policy Benefits,'' page 32.


..  For information about compensation paid for the sale of the Policies, see
   "Sale of the Policies," page 34.

                                                                       premiums


Premiums

Applying for a Policy. To purchase a Policy, you must complete an application and submit it to an authorized State Farm agent. You also must pay an initial premium of a sufficient amount. See "Premiums," below. You can submit your initial premium with your application or at a later date. Coverage becomes effective as of the date we receive the premium, but is limited to $300,000 (unless the Insured is under 15 days old in which case coverage will not exceed $3,000) until the application is approved.

Generally, State Farm will issue a Policy covering an Insured up to age 80 if evidence of insurability satisfies our underwriting rules and we have received an initial premium of sufficient amount. This amount must be at least equal to the minimum monthly premium if the payment mode of the Policy is monthly, and 12 times the minimum monthly premium if the payment mode of the Policy is annual. Evidence of insurability may include, among other things, a medical examination of the Insured. We reserve the right not to accept an application for any lawful reason.

Exchanges from State Farm Universal Life and State Farm Traditional Ordinary Whole Life. State Farm will permit the owner of a State Farm Universal Life policy or a State Farm Traditional Ordinary whole life policy to exchange such policy for a Policy subject to the following conditions:

    (1)the initial Basic Amount for the Policy must equal or exceed the Basic Amount less any policy loan and accrued loan interest for the original policy;

    (2)State Farm will waive evidence of insurability where the initial Basic Amount of the Policy is equal to the Basic Amount less any policy loan and accrued loan interest for the original policy, and where the death benefit options are the same for exchanges from a Universal Life policy or where the death benefit option is Option 1 for exchanges from a Traditional Ordinary whole life policy; and

    (3)the original policy must be cash surrendered and cannot be reinstated for any reason.

State Farm can change this program at any time. We reserve the right to refuse an exchange for any lawful reason.

On exchanges from a Universal Life policy to a Policy, State Farm will waive the surrender charge on the Universal Life policy and will waive the 5% premium charge on the Policy for the amount transferred from the Universal Life policy to the Policy.

On exchanges from a Traditional Ordinary whole life policy to a Policy, State Farm will waive the 5% premium charge on the Policy for the amount transferred from the Traditional Ordinary whole life policy to the Policy.

Free Look Right to Cancel Policy. During your "free-look" period, you may cancel your Policy and receive a refund of all premiums paid. The free look period expires 10 days after you receive your Policy. Some states may require a longer period. If you decide to cancel the Policy, you must return it by mail or other delivery to State Farm or to an authorized State Farm agent. Immediately after mailing or delivery, State Farm will deem the Policy void from the beginning.

Premiums. The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, sex and rate class of the proposed Insured, the desired Basic Amount, and any supplemental benefits. After you pay the initial premium, you may pay additional premiums in any amount and at any time. However, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium that would result in the Policy being disqualified as life insurance under the Code and will refund any rejected premium. In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. If we detect that your policy has become a MEC, we will send you a notice to that effect. We will continue your policy as a MEC, unless you request that we return the premium causing your policy to become a MEC to you within the time period prescribed by applicable provisions of the Code. See "Tax Considerations," page 32.


State Farm allows a credit on conversions of eligible State Farm term insurance to the Policy. The amount of the credit is based on the premiums paid on the term coverage during the 12 months prior to conversion. The amount of the credit will be added to the premium, if any, submitted by the Owner converting the term coverage, and will be treated as part of the initial premium for the Policy (except for purposes of the free look provision). Therefore, the credit will be included in the premiums for purposes of calculating and deducting the premium charge. See ''Charges and Deductions, Premium Charge,'' page 11. State Farm will not recapture the credit if you surrender the Policy. State Farm will not include the amount of the credit for purposes of calculating agent compensation. See ''Additional Information, Sale of the Policies," page 34.

Planned Premiums. When you apply for a Policy, you select a monthly or annual premium payment plan. You may arrange for monthly premiums to be paid via automatic deduction from your checking account. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount of planned premiums and payment arrangements, or switch between monthly and annual frequencies, whenever you want by providing satisfactory written or telephone instructions to the Home Office (if we have your telephone authorization on file), which will be effective upon our receipt of the instructions.

Depending on the Policy Account Value at the time of an increase in the Basic Amount and the amount of the increase requested, a change in the amount of planned premiums may be advisable. See ''Changing the Basic Amount,'' page 14.

Premiums to Prevent Lapse. Failure to pay planned premiums will not necessarily cause a Policy to lapse. Rather, whether a Policy lapses depends on whether its Cash Surrender Value is insufficient to cover the Monthly Deduction when due. If the Cash Surrender Value on a Deduction Date is less than the Monthly Deduction we are to deduct on that date and the Death Benefit Guarantee is not in effect, the Policy will be in default and a grace period will begin. See ''Monthly Deduction,'' page 11, and ''Death Benefit Guarantee,'' below. This could happen if the Cash Surrender Value has decreased due to insufficient investment experience or because premiums paid have been insufficient to offset the Monthly Deduction.

You have until the end of the grace period to pay the required premium. If the grace period ends prior to the end of the Death Benefit Guarantee (See ''Death Benefit Guarantee''), the required premium must be large enough to provide the lesser of (1) the Minimum Premium necessary at the end of the grace period, or
(2) an amount large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. If the grace period ends after the end of the Death Benefit Guarantee, the required premium must be large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. State Farm will send notice of the amount required to be paid during the grace period to your last known address and to any assignee of record. The grace period will end 61 days after we send the notice and your Policy will remain in effect during the grace period. If the Insured should die during the grace period before you pay the required premium, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deduction(s) due on or before the date of the Insured's death. See ''Amount of Death Benefit Payable,'' page 13. If you do not pay the required premium before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable. But see ''Other Policy Benefits and Provisions,'' page 27, for a discussion of your reinstatement rights.

A grace period also may begin if the Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. See ''Effect of Policy Loan,'' page 15.

Death Benefit Guarantee. During the first 10 Policy Years (first 5 Policy Years for Policies issued in New York), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. The minimum Premium amount for your Policy is equal to the cumulative Minimum Monthly Premium. We determine the Minimum Monthly Premium based on the Insured's Age, sex and rate class, the Basic Amount, and any supplemental benefits.

Crediting Premiums to the Policy. We will credit your initial premium to the Policy on the Policy Date. We will credit any additional premium received after the Policy Date to the Policy as of the end of the Valuation Period when we receive the premium at our Home Office based on the unit value next computed after receipt. See Subaccount Policy Value. We will deem any premiums we receive on a non-Valuation Day as being received on the next succeeding Valuation Day.

Allocation Options

Net Premium Allocations. When you apply for a Policy, you specify the percentage of Net Premium you want to allocate to each Subaccount and the Fixed Account. You can change the allocation percentages at any time by sending satisfactory written or telephone instructions to the Home Office (if we have your telephone authorization on file). The change will apply to all premiums we receive with or after we receive your instructions. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

options

Until the free look period expires, we will allocate all Net Premiums to the Fixed Account. At the end of this period, we transfer the Policy Account Value to the Subaccounts and/or retain it in the Fixed Account based on the net premium allocation percentages in effect at the time of the transfer. See "How Your Policy Account Values Vary," page 12. Solely for this purpose, we assume your free look period starts 10 days after we issue your Policy.

Subaccount Options. The Variable Account has six Subaccounts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The paragraphs below summarize the investment objective(s) of each of the Funds in which Subaccounts invest. There is no assurance that a Fund will meet its objective(s).


.. The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor's(R) Composite Index of 500 Stocks/1/. This Fund will pursue its objective by investing primarily on a capitalization-weighted basis in the securities that make up the S&P 500.


.. The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000(R) Small Stock Index/2/. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the Russell 2000.


.. The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australia and Far East Free Index (the "EAFE(R) Free")/3/. This Fund will pursue its objective by investing primarily in a representative sample of stocks found in the EAFE Free.


.. The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains. This Fund will pursue its objective by investing primarily in good quality bonds issued by domestic companies.

.. The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income. This Fund will pursue its objective by investing primarily in the Trust's Large Cap Equity Index Fund and the Bond Fund.

.. The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. This Fund will pursue its objective by investing exclusively in high quality money market instruments. THE U.S. GOVERNMENT or the FEDERAL DEPOSIT INSURANCE CORPORATION DO NOT INSURE OR GUARANTEE AN INVESTMENT IN THE MONEY MARKET FUND. This Fund will attempt to maintain a stable net asset value of $1.00 per share, BUT THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

The accompanying prospectus for the Trust contains further information about the Funds. Please read the Trust's prospectus in conjunction with this prospectus. See also "The Trust," page 31.

The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that the same investment adviser may manage. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser.


Fixed Account Option. The Fixed Account is part of our general account. It is not a separate account. We credit amounts allocated to the Fixed Account with interest for the period of allocation at rates we determine in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed interest rate plus any excess interest rate. We determine the current interest rate periodically. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. Except for surrender charges allocated to and monthly deductions taken from the Fixed Account, once interest is credited to the Fixed Account, that interest becomes part of the Fixed Account and is nonforfeitable. See "State Farm's Fixed Account Option," page 31. There are significant limits on your right to transfer Policy Account Value from the Fixed Account. See "Transfers," page 10.


---------------------

(1)"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and the Funds") is sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product and the Funds. (For more information regarding the S&P 500 Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)


(2)The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Russell 2000 Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)


(3)The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE(R) Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the Fund. (For more information regarding the Morgan Stanley Capital International EAFE Free Index, see "Relationships with the Companies that Maintain the Benchmark Indices" in this prospectus.)

Transfers. You may transfer Policy Account Value from and among the Subaccounts at any time after the end of the free look period. The minimum amount of Policy Account Value that you may transfer from a Subaccount is $250, or, if less, the Policy Account Value held in the Subaccount. You may transfer Policy Account Value held in the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers do not carry over to the next year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. The amount transferred must be at least $250, or, if less, the Policy Account Value held in the Fixed Account.

You may make transfer requests by satisfactory written or telephone request (if we have your telephone authorization on file). A transfer will take effect at the end of the Valuation Period during which we receive the request at the Home Office. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. See ''Requesting Payments,'' page 26. There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. For purposes of assessing this fee, each transfer request is considered one transfer, regardless of the number of Subaccounts affected by the transfer. Any unused ''free'' transfers do not carry over to the next year. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the ''Money Market Subaccount'') or the Subaccount investing in the Bond Fund (the ''Bond Subaccount'') to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Bond Subaccount is the Subaccount from which the transfer is made, it cannot also be used as one of the Subaccounts in this combination.

The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may elect to participate in the dollar-cost averaging program at any time by sending us a written request. To use the dollar-cost averaging program, you must transfer at least $100 from the Money Market Subaccount or Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program.

Portfolio Rebalancing Program. Once your money has been allocated among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance (on a monthly, quarterly, semi-annual or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions. You may elect to participate in the portfolio rebalancing program at any time by sending us a written request at the Home Office. Your percentage allocations must be in whole percentages. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Home Office (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using portfolio rebalancing, and a portfolio rebalancing transfer is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the portfolio rebalancing program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. Portfolio rebalancing is not available while you are participating in the dollar-cost averaging program.

Charges and Deductions

State Farm deducts the charges described below. Certain of the charges depend on a number of variables, and are illustrated in the hypothetical illustrations beginning on page 17. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs and risks State Farm assumes under or in connection with the Policies.

Services and benefits State Farm provides include:

..  the death, cash and loan benefits provided by the Policy;

.. investment options, including Net Premium allocations, dollar-cost averaging and portfolio rebalancing programs;

..  administration of various elective options under the Policy; and

..  the distribution of various reports to Owners.

Costs and expenses State Farm incurs include those associated with underwriting applications, increases in Basic

Amount, and riders, various overhead and other expenses associated with providing the services and benefits under the Policy, sales and marketing expenses, and other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks State Farm assumes include the risks that Insureds may live for a shorter period of time than estimated, therefore resulting in the payment of greater death benefits than expected, and that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

  . Premium Charge. State Farm deducts a 5% charge from each premium before allocating the resulting Net Premium to the Policy Account Value.


  . Mortality and Expense Risk Charge. State Farm currently deducts a daily charge from assets in the Subaccounts attributable to the Policies at an annual rate of 0.80% of net assets. State Farm guarantees that this charge will not exceed an annual rate of 0.90% of net assets. This charge does not apply to Fixed Account assets attributable to the Policies. We factor this charge into the Net Investment Factor (see page 12). State Farm may profit from this charge and may use such profit for any lawful purpose including paying our expenses related to selling the Policies.


  . Monthly Deduction. State Farm deducts the Monthly Deduction on each Deduction Date from Policy Account Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of (1) the cost of insurance charge discussed below, (2) a current monthly expense charge of $6 (it cannot exceed $8 per month), and
     (3) any charges for additional benefits added by riders to the Policy (see ''Supplemental Benefits'').

  . Surrender Charge. If you surrender the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount, State Farm will deduct a surrender charge based on the Basic Amount at issue, or increase, as applicable. State Farm will deduct the surrender charge before we pay any surrender proceeds. The surrender charge depends on the Insured's Age at issue, or on the Policy Anniversary preceding an increase. We calculate the surrender charge based as an amount per $1,000 of the Basic Amount at issue (or increase). The maximum surrender charge amount per $1,000 of Basic Amount is $21 which is for Insured's ages 70 to
     80. During the 10-year period a surrender charge is in effect, it increases monthly in the first two years, remains level for the next four years, then decreases by 1/5 each year for the next five years to zero. See Appendix A for sample surrender charges. Your Policy will state the surrender charge for your Policy.


  . Other Charges: State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of 12. See ''Transfers,'' page 10, for a discussion of the transfer processing fee. On each withdrawal, State Farm will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. See ''Withdrawals,'' page 16, for a discussion of the withdrawal processing fee. There are Fund expenses that, in 2001, ranged on an annual basis from 0.34% to 0.75% of the average daily value of your money invested in the Funds. See ''Summary of the Policy,'' page 3, and the prospectus for the Trust for a description of the investment advisory fees and other expenses incurred by the Funds.


Comment on Cost of Insurance. The cost of insurance is a significant charge under your Policy because it is the primary charge for the death benefit provided by your Policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from Policy to Policy and from Deduction Date to Deduction Date. We calculate the cost of insurance for the Basic Amount at issue and for any increase in the Basic Amount. The cost of insurance charge is equal to the Company's current monthly cost of insurance rate for the Insured multiplied by the net amount at risk under the Policy for the Basic Amount at issue or as increased. The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider. Your Policy describes more specifically how we calculate this amount.

                                                                        charges

We base the cost of insurance rate for the Insured on his or her Age, sex and applicable rate class. We currently place Insureds in the following rate classes when we issue the Policy, based on our underwriting: a male or female or unisex rate class where appropriate under applicable law (currently including the state of Montana); and a tobacco or non-tobacco rate class. We place juveniles in a male or female or unisex rate class. The original rate class applies to the initial Basic Amount. If we approve an increase in Basic Amount, a different rate class may apply to the increase, based on the Insured's circumstances at the time of the increase.

We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policy. We base the maximum cost of insurance rates on the Insured's age last birthday at the start of the Policy Year, sex, and, for issue ages 20 and over, tobacco use. If the Insured is age 20 and over on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Non-Smoker Table applies if the Insured is classified as non-tobacco; otherwise, the Commissioners 1980 Standard Ordinary Smoker Mortality Table applies. If the Insured is under age 20 on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Mortality Table applies. Modifications are made for rate classes other than standard. See "Hypothetical Illustrations of Accumulated Premiums, Policy Account Values, Cash Surrender Values, and Death Benefits" page 17, for examples showing the effects of the cost of insurance charge.

How Your Policy Account Values Vary


Policy Account Value. The Policy Account Value serves as a starting point for calculating certain values under a Policy. It is the aggregate of the value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and values held in our general account to secure Policy loans. See ''Loan Benefits,'' page 14. We determine the Policy Account Value on the Policy Date and thereafter on each Valuation Day. The Policy Account Value will vary to reflect the performance of the Subaccounts to which you allocate amounts, interest credited on amounts allocated to the Fixed Account and Loan Account, charges, transfers, withdrawals, Policy loans, Policy loan interest, and Policy loan repayments. It may be more or less than premiums paid.


Cash Value. The Cash Value on a Valuation Day is the Policy Account Value reduced by any surrender charge that we would deduct if you surrendered the Policy on that day.

Cash Surrender Value. The Cash Surrender Value on a
Valuation Day is the Cash Value reduced by any Loan Amount. For Policies issued in New York, if the Insured is alive on the Maturity Date, we will pay the Cash Surrender Value to the Owner and the Policy will terminate.

Subaccount Policy Value. On any Valuation Day, for each Subaccount the Subaccount Policy Value is equal to the number of Subaccount units credited to the Policy multiplied by their unit value for that Valuation Day. When you allocate an amount to a Subaccount, either by Net Premium allocation, transfer of Policy Account Value or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the dollar amount allocated, transferred or repaid to the Subaccount by the Subaccount's unit value for the Valuation Day when we effect the allocation, transfer or repayment. The number of Subaccount units credited to a Policy will decrease when we take the allocated portion of the Monthly Deduction from the Subaccount, take a Policy loan from the Subaccount, transfer an amount from the Subaccount, take a withdrawal from the Subaccount, or surrender the Policy.

   Unit Values. A Subaccount's unit value varies to reflect the investment performance of the underlying Fund, and may increase or decrease from one Valuation Day to the next. We arbitrarily set the unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the unit value by multiplying the value of a unit for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current valuation period.

   Net Investment Factor. The net investment factor is an index we use to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any "ex-dividend" date values
   occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Account Value. The Fixed Policy Account Value on any date on or after the Issue Date is equal to:

    (1)the sum of the following amounts in the Fixed Account: Net Premium allocations, Policy Account Value transfers, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus

    (2)the sum of any Monthly Deductions attributed to the Fixed Account, any withdrawals or transfers (including any transfer processing fee or withdrawal processing fee) from the Fixed Account, and Policy loans taken from the Fixed Account.

Death Benefits

As long as the Policy remains in force, we will pay the Death Benefit once we receive at our Home Office due proof of the Insured's death. See ''Requesting Payments,'' page 26. We will pay the Death Benefit to the Beneficiary.

Amount of Death Benefit Payable. The amount of Death Benefit payable is the amount of insurance determined under the Death Benefit Option in effect on the date of the Insured's death, plus any supplemental Death Benefit provided by riders, minus any Loan Amount on that date, and if the date of death occurred during a grace period, minus the past due Monthly Deductions.

Under certain circumstances, State Farm may further adjust the amount of the Death Benefit. See ''Incontestability,'' ''Limited Death Benefit,'' and ''Misstatement of Age or Sex,'' page 27. If the Insured dies before we issue a Policy, we limit the Death Benefit payable to $300,000, unless the insured is under 15 days old in which case the Death Benefit payable will not exceed $3,000.

Death Benefit Options. State Farm uses the Policy Account Value on the Insured's date of death to determine the amount of insurance. Under Option 1, the Death Benefit is the greater of (1) the Basic Amount plus any Net Premiums received since the last Deduction Date, or (2) the applicable percentage amount of the Policy Account Value based on the Insured's Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. Under Option 2, the Death Benefit is the greater of (1) the Basic Amount plus the Policy Account Value, or (2) the applicable percentage amount of the Policy Account Value based on the Insured's Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. The percentage is 250% to Age 40 and declines thereafter as the Insured's Age increases. The table of percentages is shown below. We reserve the right to change the table if the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations. Under Option 1, the Death Benefit ordinarily will not change. Under Option 2, the Death Benefit will vary directly with the investment performance of the Policy Account Value. To see how and when investment performance may begin to affect the Death Benefit, please see the hypothetical illustrations beginning on page 17.

                 Table of Percentages of Policy Account Value
                ------------------------------------------------
                Age  Percentage Age Percentage  Age  Percentage
                0-40    250%    54     157%     68      117%
                 41     243%    55     150%     69      116%
                 42     236%    56     146%     70      115%
                 43     229%    57     142%     71      113%
                 44     222%    58     138%     72      111%
                 45     215%    59     134%     73      109%
                 46     209%    60     130%     74      107%
                 47     203%    61     128%    75-90    105%
                 48     197%    62     126%     91      104%
                 49     191%    63     124%     92      103%
                 50     185%    64     122%     93      102%
                 51     178%    65     120%     94      101%
                 52     171%    66     119%     95+     100%
                 53     164%    67     118%

Changing the Death Benefit Option. You select the Death Benefit Option when you apply for the Policy. You may change the Death Benefit Option on your Policy subject to the following rules:

You must submit each change by written request that we receive at our Home Office, and

You may only change the Death Benefit Option once in any Policy Year. We will process each change on the date we receive your written request at our Home Office. We will send you revised Policy schedule pages reflecting the new Death Benefit Option and the effective date of the change.

If you request a change from Option 1 to Option 2, the Basic Amount will be decreased by the Policy Account Value on the effective date of the change. When you make a change from Option 2 to Option 1, the Basic Amount after the change will be increased by the Policy Account Value on the effective date of the change. The minimum monthly premium for the Death Benefit Guarantee will also change when you change a Death Benefit Option. Changing the death benefit option may have tax consequences and you should consult a tax advisor before doing so.

Changing the Basic Amount. You select the Basic Amount when you apply for the Policy. You may change the Basic Amount, subject to the following conditions:

    (1)State Farm will not permit any change that may result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code.

    (2)You may only make one change (increase or decrease) during a Policy Year.

To increase the Basic Amount, contact an authorized State Farm agent. To decrease the Basic Amount, submit a written request to our Home Office. Any increase in the Basic Amount must be at least $25,000 and you must submit an application, along with evidence of insurability satisfactory to State Farm. There must be enough Cash Surrender Value to make a Monthly Deduction that includes the cost of insurance for the increase.

A change in planned premiums may be advisable based on the increase in Basic Amount. See ''Planned Premiums,'' page 8. Also, the Minimum Premium for the Death Benefit Guarantee will increase. See ''Death Benefit Guarantee,'' page 8. If we approve the increase in Basic Amount, the increase will become effective as of the date you apply for it and we will adjust the Policy Account Value to the extent necessary to reflect a portion of the Monthly Deduction attributable to the increase as of the effective date and any intervening Deduction Date based on the increase in Basic Amount. The surrender charge will increase upon an increase in Basic Amount. We will not allow any increases after the Policy Anniversary when the Insured is age 80.

Any decrease in the Basic Amount must be at least $10,000, and the Basic Amount after the decrease must be at least $50,000. We will process any decrease in Basic Amount on the date we receive your written request at our Home Office. Also, the minimum monthly premium for the Death Benefit Guarantee will decrease. State Farm will use any decrease first to reduce the most recent increase, then the next most recent increases, then the initial Basic Amount. We will not deduct a surrender charge upon a decrease in Basic Amount; but we also will not reduce the surrender charge upon a decrease in Basic Amount.

Changing the Basic Amount may have tax consequences and you should consult a tax advisor before doing so.

Effect of Withdrawals on the Death Benefit. A withdrawal will affect your Death Benefit in the following respects:

.. If Death Benefit Option 1 is in effect, the withdrawal will also reduce the Basic Amount dollar-for-dollar. If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

.. If Death Benefit Option 2 is in effect, the withdrawal will not affect the Basic Amount.

Changing the Beneficiary. You designate the Beneficiary(ies) when you apply for the Policy. You may change the designated Beneficiary by submitting a satisfactory written request received by us. If the Insured dies and there is no surviving Beneficiary, the Insured's estate will be the Beneficiary.

Loan Benefits

You may borrow an amount(s) up to 90% of your Cash Value at any time. See ''Requesting Payments,'' page 26. You may make requests for Policy loans in writing or by telephone (if we have your telephone authorization on file). See ''Requesting Payments,'' page 26. Outstanding Policy loans, including accrued interest, reduce the amount available for new loans.

Loan Account. Making a loan does not affect the Policy Account Value. However, we transfer an amount equal to the loan proceeds from the Policy Account Value in the Variable Account and Fixed Account to the Loan Account, and hold this amount as ''collateral'' for the loan. If you do not direct an allocation for this transfer when requesting the loan we will take it on a pro rata basis. When you repay a loan, we transfer an amount equal to the repayment from the Loan Account to the Variable Account and Fixed Account and allocate this amount as you direct when submitting the repayment. If you provide no direction, we will allocate the amount in accordance with your standing instructions for Net Premium allocations.

Interest. We will charge interest daily on any outstanding Policy loan at an effective annual rate of 8.0%. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. On each Policy Anniversary, any unpaid amount of loan interest accrued since the last Policy Anniversary becomes part of the outstanding loan. We transfer an amount equal to the unpaid amount of interest to the Loan Account from each Subaccount and the Fixed Account on a pro-rata basis according to the respective values in each Subaccount and the Fixed Account. On each Deduction Date, we will credit the amount in the Loan Account with interest at a minimum guaranteed annual effective rate of 6.0%. On each Deduction Date, we will transfer the interest so earned to the Subaccounts and the Fixed Account in accordance with the instructions for Net Premium allocations then in effect.

Loan Repayment. You may repay all or part of your Loan Amount at any time while the Insured is living and the Policy is in force. You must send loan repayments to our Home Office and we will credit the repayment at the end of the Valuation Period during which we receive them. State Farm does not treat a loan repayment as a premium payment and loan repayments are not subject to the 5% premium charge.


Effect of Policy Loan. A Policy loan, whether or not repaid, will affect Policy values over time because the investment results of the Subaccounts and current interest rates credited on Policy Account Value in the Fixed Account will apply only to the non-loaned portion of the Policy Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the Policy loan is outstanding, the effect could be favorable or unfavorable. Policy loans, particularly if not repaid, could make it more likely than otherwise for a Policy to terminate. If the Death Benefit becomes payable while a Policy loan is outstanding, we will deduct the Loan Amount in calculating the Death Benefit. If the Loan Amount exceeds the Cash Value on any Deduction Date and the Death Benefit Guarantee is not in effect, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid lapse. A Policy loan may have tax consequences. See "Tax Considerations," page 32.

Surrender Benefits

Full Surrender. You may surrender your Policy at any time for its Cash Surrender Value. See ''Requesting Payments,'' page 26. A surrender charge may apply. See ''Surrender Charge,'' page 11. Your Policy will terminate and cease to be in force if you surrender it for a lump sum. You cannot later reinstate the Policy. Surrendering your Policy may have tax consequences and you should consult a tax advisor before doing so.

Withdrawals. You may make withdrawals under your Policy. See ''Requesting Payments,'' page 26. You may make withdrawal requests in writing or by telephone (if we have your telephone authorization on file). See ''Requesting Payments and Telephone Transactions,'' page 26. The minimum withdrawal amount is $500. A withdrawal must be less than the Cash Surrender Value on the day the request for withdrawal is effective. You may not make more than four withdrawals during a Policy Year. On each withdrawal, we will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested. When you request a withdrawal, you can direct us how to deduct the withdrawal from your Policy Account Value. If you provide no directions, we will deduct the withdrawal from your Policy Account Value in the Subaccounts and Fixed Account on a pro-rata basis. Making a withdrawal under your Policy may have tax consequences and you should consult a tax advisor before doing so.
benefits

Hypothetical Illustrations of Accumulated Premiums, Policy Account Values, Cash Surrender Values, and Death Benefits

The following illustrations show how certain values under a sample Policy change with assumed investment performance over an extended period of time. In particular, they illustrate how Policy Account Values, Cash Surrender Values and Death Benefits under a Policy covering an Insured of a given Age on the Policy Date would vary over time if planned premiums were paid annually at the beginning of each Policy Year and the return on the assets in the Subaccounts was a uniform gross annual rate of 0%, 6% or 12%, before deduction of any fees and charges, including Fund fees and expenses. The tables also show planned premiums accumulated at 5% interest.


Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the Owner pays more than the standard premium.The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return used in the illustrations.



The illustrations assume an average annual expense ratio of .52% of the average daily net assets of the Funds available under the Policies, based on the Fund annual expenses and fees, as shown in the table appearing above under ''Summary of the Policy.'' The average annual expense ratio takes into account certain expense limitation arrangements between the Funds and the investment adviser to the Funds. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time. The values shown in the following illustrations would be lower if the arrangements ended. For information on Fund expenses and fees, see the prospectus for the Funds accompanying this prospectus.



The current charge illustrations also reflect the 0.80% mortality and expense risk charge to the Variable Account. The maximum charge illustrations reflect the maximum 0.90% mortality and expense risk charge to the Variable Account. After deduction of Fund expenses and fees and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of return for the Subaccounts of -1.31%, 4.61% and 10.53%, respectively, for the current charge illustrations, and -1.41%, 4.51%, and 10.42% respectively, for the maximum charge illustrations.


The illustrations also reflect the Monthly Deduction for the hypothetical Insured. Separate illustrations on each of the following pages reflect our current charges and the higher maximum charges we have the contractual right to charge. All the illustrations reflect the fact that we currently make no charges for Federal or state income taxes against the Variable Account and assume no Loan Amount or charges for supplemental benefits.

We base the illustrations on our sex distinct rates for non-tobacco users. Upon request, we will furnish a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                  MALE ISSUE AGE 35      STANDARD NON-TOBACCO
           $100,000 INITIAL DEATH BENEFIT      $1,250 ANNUAL PREMIUM
                            DEATH BENEFIT OPTION 1
                        VALUES BASED ON CURRENT CHARGES


  Premium
Accumulated      POLICY ACCOUNT VALUE            CASH SURRENDER VALUE                DEATH BENEFIT
----------- ------------------------------- ------------------------------- -------------------------------
             0% Gross  6% Gross  12% Gross   0% Gross  6% Gross  12% Gross   0% Gross  6% Gross  12% Gross
Yr   at 5%  -1.31% Net 4.61% Net 10.53% Net -1.31% Net 4.61% Net 10.53% Net -1.31% Net 4.61% Net 10.53% Net
--  ------  ---------- --------- ---------- ---------- --------- ---------- ---------- --------- ----------
 1   1,313       964     1,028      1,092        706       770        834    100,000    100,000   100,000
 2   2,691     1,912     2,099      2,295      1,396     1,583      1,779    100,000    100,000   100,000
 3   4,138     2,843     3,216      3,620      2,327     2,700      3,104    100,000    100,000   100,000
 4   5,657     3,755     4,377      5,078      3,239     3,861      4,562    100,000    100,000   100,000
 5   7,252     4,647     5,585      6,684      4,131     5,069      6,168    100,000    100,000   100,000

 6   8,928     5,521     6,841      8,451      5,005     6,325      7,935    100,000    100,000   100,000
 7  10,686     6,373     8,147     10,398      5,960     7,734      9,985    100,000    100,000   100,000
 8  12,533     7,204     9,503     12,541      6,894     9,193     12,232    100,000    100,000   100,000
 9  14,472     8,013    10,912     14,903      7,807    10,706     14,696    100,000    100,000   100,000
10  16,508     8,800    12,376     17,506      8,697    12,273     17,402    100,000    100,000   100,000

15  28,322    12,375    20,590     35,151     12,375    20,590     35,151    100,000    100,000   100,000
20  43,399    15,285    30,545     64,292     15,285    30,545     64,292    100,000    100,000   100,939
25  62,642    17,306    42,611    112,358     17,306    42,611    112,358    100,000    100,000   150,560
30  87,201    17,937    57,267    190,790     17,937    57,267    190,790    100,000    100,000   232,764

(1)Assumes annual premiums are paid at the beginning of each policy year.
(2)Assumes no policy loans or withdrawals are made.
(3)Zero values indicate termination of insurance coverage in the absence of additional premium payments.


THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ACTUAL RETURNS UNDER THE POLICY WILL FLUCTUATE OVER TIME, WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE VARIABLE ACCOUNT, AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, 6% AND 12%, BUT FLUCTUATED OVER AND UNDER THOSE AVERAGES THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE OWNER PAYS MORE THAN THE STATED PREMIUM. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                  MALE ISSUE AGE 35      STANDARD NON-TOBACCO
           $100,000 INITIAL DEATH BENEFIT      $1,250 ANNUAL PREMIUM
                            DEATH BENEFIT OPTION 1

                        VALUES BASED ON MAXIMUM CHARGES



  Premium
Accumulated      POLICY ACCOUNT VALUE            CASH SURRENDER VALUE                DEATH BENEFIT
----------- ------------------------------- ------------------------------- -------------------------------
             0% Gross  6% Gross  12% Gross   0% Gross  6% Gross  12% Gross   0% Gross  6% Gross  12% Gross
Yr    at 5% -1.41% Net 4.51% Net 10.42% Net -1.41% Net 4.51% Net 10.42% Net -1.41% Net 4.51% Net 10.42% Net
--  ------  ---------- --------- ---------- ---------- --------- ---------- ---------- --------- ----------
 1   1,313       906       968      1,030        648       710        772    100,000    100,000   100,000
 2   2,691     1,792     1,972      2,160      1,276     1,456      1,644    100,000    100,000   100,000
 3   4,138     2,656     3,012      3,397      2,140     2,496      2,881    100,000    100,000   100,000
 4   5,657     3,496     4,087      4,753      2,980     3,571      4,237    100,000    100,000   100,000
 5   7,252     4,314     5,200      6,240      3,798     4,684      5,724    100,000    100,000   100,000

 6   8,928     5,105     6,350      7,868      4,589     5,834      7,352    100,000    100,000   100,000
 7  10,686     5,870     7,537      9,653      5,456     7,124      9,240    100,000    100,000   100,000
 8  12,533     6,610     8,763     11,612      6,300     8,454     11,302    100,000    100,000   100,000
 9  14,472     7,321    10,029     13,761      7,114     9,823     13,555    100,000    100,000   100,000
10  16,508     8,003    11,335     16,121      7,900    11,231     16,018    100,000    100,000   100,000

15  28,322    10,924    18,479     31,935     10,924    18,479     31,935    100,000    100,000   100,000
20  43,399    12,778    26,641     57,658     12,778    26,641     57,658    100,000    100,000   100,000
25  62,642    12,928    35,660     99,951     12,928    35,660     99,951    100,000    100,000   133,935
30  87,201    10,255    45,319    168,019     10,255    45,319    168,019    100,000    100,000   204,983

(1)Assumes annual premiums are paid at the beginning of each policy year.
(2)Assumes no policy loans or withdrawals are made.
(3)Zero values indicate termination of insurance coverage in the absence of additional premium payments.




THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ACTUAL RETURNS UNDER THE POLICY WILL FLUCTUATE OVER TIME, WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE VARIABLE ACCOUNT, AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, 6% AND 12%, BUT FLUCTUATED OVER AND UNDER THOSE AVERAGES THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE OWNER PAYS MORE THAN THE STATED PREMIUM. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                  MALE ISSUE AGE 35      STANDARD NON-TOBACCO
           $100,000 INITIAL DEATH BENEFIT      $1,250 ANNUAL PREMIUM
                            DEATH BENEFIT OPTION 2
                        VALUES BASED ON CURRENT CHARGES


  Premium
Accumulated      POLICY ACCOUNT VALUE            CASH SURRENDER VALUE                DEATH BENEFIT
----------- ------------------------------- ------------------------------- -------------------------------
             0% Gross  6% Gross  12% Gross   0% Gross  6% Gross  12% Gross   0% Gross  6% Gross  12% Gross
Yr   at 5%  -1.31% Net 4.61% Net 10.53% Net -1.31% Net 4.61% Net 10.53% Net -1.31% Net 4.61% Net 10.53% Net
--  ------  ---------- --------- ---------- ---------- --------- ---------- ---------- --------- ----------
 1   1,313       963     1,026      1,090        705       768        832    100,963    101,026   101,090
 2   2,691     1,908     2,095      2,289      1,392     1,579      1,773    101,908    102,095   102,289
 3   4,138     2,834     3,206      3,608      2,318     2,690      3,092    102,834    103,206   103,608
 4   5,657     3,740     4,359      5,057      3,224     3,843      4,541    103,740    104,359   105,057
 5   7,252     4,625     5,557      6,649      4,109     5,041      6,133    104,625    105,557   106,649

 6   8,928     5,488     6,800      8,398      4,972     6,284      7,882    105,488    106,800   108,398
 7  10,686     6,329     8,087     10,319      5,916     7,675      9,906    106,329    108,087   110,319
 8  12,533     7,145     9,421     12,428      6,836     9,112     12,119    107,145    109,421   112,428
 9  14,472     7,938    10,803     14,746      7,732    10,597     14,539    107,938    110,803   114,746
10  16,508     8,705    12,233     17,291      8,602    12,130     17,188    108,705    112,233   117,291

15  28,322    12,129    20,140     34,323     12,129    20,140     34,323    112,129    120,140   134,323
20  43,399    14,770    29,397     61,675     14,770    29,397     61,675    114,770    129,397   161,675
25  62,642    16,338    39,955    105,610     16,336    39,955    105,610    116,338    139,955   205,610
30  87,201    16,210    51,359    176,018     16,210    51,359    176,018    116,210    151,359   276,018

(1)Assumes annual premiums are paid at the beginning of each policy year.
(2)Assumes no policy loans or withdrawals are made.
(3)Zero values indicate termination of insurance coverage in the absence of additional premium payments.




THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ACTUAL RETURNS UNDER THE POLICY WILL FLUCTUATE OVER TIME, WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE VARIABLE ACCOUNT, AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, 6% AND 12%, BUT FLUCTUATED OVER AND UNDER THOSE AVERAGES THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE OWNER PAYS MORE THAN THE STATED PREMIUM. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                  MALE ISSUE AGE 35      STANDARD NON-TOBACCO
           $100,000 INITIAL DEATH BENEFIT      $1,250 ANNUAL PREMIUM
                            DEATH BENEFIT OPTION 2

                        VALUES BASED ON MAXIMUM CHARGES



  Premium
Accumulated      POLICY ACCOUNT VALUE            CASH SURRENDER VALUE                DEATH BENEFIT
----------- ------------------------------- ------------------------------- -------------------------------
             0% Gross  6% Gross  12% Gross   0% Gross  6% Gross  12% Gross   0% Gross  6% Gross  12% Gross
Yr   at 5%  -1.41% Net 4.51% Net 10.42% Net -1.41% Net 4.51% Net 10.42% Net -1.41% Net 4.51% Net 10.42% Net
--  ------  ---------- --------- ---------- ---------- --------- ---------- ---------- --------- ----------
 1   1,313       904       966      1,028        646       708        770    100,904    100,966   101,028
 2   2,691     1,787     1,966      2,153      1,271     1,450      1,637    101,787    101,966   102,153
 3   4,138     2,645     2,999      3,383      2,129     2,483      2,867    102,645    102,999   103,383
 4   5,657     3,478     4,066      4,727      2,962     3,550      4,211    103,478    104,066   104,727
 5   7,252     4,286     5,166      6,197      3,770     4,650      5,681    104,286    105,166   106,197

 6   8,928     5,065     6,299      7,802      4,549     5,783      7,286    105,065    106,299   107,802
 7  10,686     5,816     7,464      9,555      5,403     7,051      9,143    105,816    107,464   109,555
 8  12,533     6,537     8,682     11,471      6,227     8,352     11,162    106,537    108,682   111,471
 9  14,472     7,227     9,893     13,565      7,021     9,686     13,358    107,227    109,893   113,565
10  16,508     7,885    11,156     15,852      7,781    11,052     15,749    107,885    111,156   115,852

15  28,322    10,613    17,906     30,878     10,613    17,906     30,878    110,613    117,906   130,878
20  43,399    12,108    25,124     54,173     12,108    25,124     54,173    112,108    125,124   154,173
25  62,642    11,638    31,988     89,969     11,638    31,988     89,969    111,638    131,988   189,969
30  87,201     8,057    36,946    144,627      8,057    36,946    144,627    108,057    136,946   244,627

(1)Assumes annual premiums are paid at the beginning of each policy year.
(2)Assumes no policy loans or withdrawals are made.
(3)Zero values indicate termination of insurance coverage in the absence of additional premium payments.




THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ACTUAL RETURNS UNDER THE POLICY WILL FLUCTUATE OVER TIME, WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE VARIABLE ACCOUNT, AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, 6% AND 12%, BUT FLUCTUATED OVER AND UNDER THOSE AVERAGES THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE OWNER PAYS MORE THAN THE STATED PREMIUM. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                  MALE ISSUE AGE 50      STANDARD NON-TOBACCO
           $100,000 INITIAL DEATH BENEFIT      $2,500 ANNUAL PREMIUM
                            DEATH BENEFIT OPTION 1
                        VALUES BASED ON CURRENT CHARGES


  Premium
Accumulated      POLICY ACCOUNT VALUE            CASH SURRENDER VALUE                DEATH BENEFIT
----------- ------------------------------- ------------------------------- -------------------------------
             0% Gross  6% Gross  12% Gross   0% Gross  6% Gross  12% Gross   0% Gross  6% Gross  12% Gross
Yr   at 5%  -1.31% Net 4.61% Net 10.53% Net -1.31% Net 4.61% Net 10.53% Net -1.31% Net 4.61% Net 10.53% Net
--  ------- ---------- --------- ---------- ---------- --------- ---------- ---------- --------- ----------
 1    2,625    1,933      2,061     2,189      1,297      1,425     1,553    100,000    100,000   100,000
 2    5,381    3,827      4,202     4,594      2,555      2,930     3,322    100,000    100,000   100,000
 3    8,275    5,677      6,426     7,236      4,405      5,154     5,964    100,000    100,000   100,000
 4   11,314    7,483      8,732    10,139      6,211      7,460     8,867    100,000    100,000   100,000
 5   14,505    9,244     11,126    13,332      7,972      9,854    12,060    100,000    100,000   100,000

 6   17,855   10,958     13,609    16,845      9,686     12,337    15,573    100,000    100,000   100,000
 7   21,373   12,620     16,183    20,712     11,603     15,165    19,694    100,000    100,000   100,000
 8   25,066   14,233     18,854    24,973     13,470     18,091    24,210    100,000    100,000   100,000
 9   28,945   15,792     21,624    29,674     15,284     21,115    29,165    100,000    100,000   100,000
10   33,017   17,296     24,497    34,863     17,042     24,243    34,609    100,000    100,000   100,000

15   56,644   23,804     40,528    70,440     23,804     40,528    70,440    100,000    100,000   100,000
20   86,798   28,099     59,948   130,112     28,099     59,948   130,112    100,000    100,000   150,930
25  125,284   29,037     84,686   227,545     29,037     84,686   227,545    100,000    100,000   243,473
30  174,402   25,162    117,994   387,697     25,162    117,994   387,697    100,000    123,894   407,081

(1)Assumes annual premiums are paid at the beginning of each policy year.
(2)Assumes no policy loans or withdrawals are made.
(3)Zero values indicate termination of insurance coverage in the absence of additional premium payments.




THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ACTUAL RETURNS UNDER THE POLICY WILL FLUCTUATE OVER TIME, WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE VARIABLE ACCOUNT, AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, 6% AND 12%, BUT FLUCTUATED OVER AND UNDER THOSE AVERAGES THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE OWNER PAYS MORE THAN THE STATED PREMIUM. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                   MALE ISSUE AGE 50    STANDARD NON-TOBACCO
            $100,000 INITIAL DEATH BENEFIT    $2,500 ANNUAL PREMIUM
                            DEATH BENEFIT OPTION 1

                        VALUES BASED ON MAXIMUM CHARGES




  Premium        POLICY ACCOUNT VALUE            CASH SURRENDER VALUE                DEATH BENEFIT
Accumulated ------------------------------- ------------------------------- -------------------------------
-----------  0% Gross  6% Gross  12% Gross   0% Gross  6% Gross  12% Gross   0% Gross  6% Gross  12% Gross
Yr   at 5%  -1.41% Net 4.51% Net 10.42% Net -1.41% Net 4.51% Net 10.42% Net -1.41% Net 4.51% Net 10.42% Net
--  ------- ---------- --------- ---------- ---------- --------- ---------- ---------- --------- ----------
1    2,625     1,748     1,870      1,992      1,112     1,234      1,356    100,000    100,000   100,000
2    5,381     3,435     3,788      4,155      2,163     2,516      2,883    100,000    100,000   100,000
3    8,275     5,057     5,751      6,503      3,785     4,479      5,231    100,000    100,000   100,000
4   11,314     6,608     7,757      9,052      5,336     6,485      7,780    100,000    100,000   100,000
5   14,505     8,085     9,803     11,821      6,813     8,531     10,549    100,000    100,000   100,000
6   17,855     9,482    11,888     14,831      8,210    10,616     13,559    100,000    100,000   100,000
7   21,373    10,797    14,010     18,109      9,779    12,992     17,091    100,000    100,000   100,000
8   25,066    12,027    16,171     21,686     11,264    15,408     20,923    100,000    100,000   100,000
9   28,945    13,166    18,369     25,596     12,657    17,860     25,087    100,000    100,000   100,000
10  33,017    14,207    20,600     29,877     13,952    20,345     29,622    100,000    100,000   100,000
15  56,644    17,550    32,090     58,693     17,550    32,090     58,693    100,000    100,000   100,000
20  86,798    16,366    43,734    107,815     16,366    43,734    107,815    100,000    100,000   125,066
25  125,284    6,682    54,920    188,105      6,682    54,920    188,105    100,000    100,000   201,272
30  174,402       --    64,777    318,501         --    64,777    318,501         --    100,000   334,426

(1)Assumes annual premiums are paid at the beginning of each policy year.
(2)Assumes no policy loans or withdrawals are made.
(3)Zero values indicate termination of insurance coverage in the absence of additional premium payments.




THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ACTUAL RETURNS UNDER THE POLICY WILL FLUCTUATE OVER TIME, WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE VARIABLE ACCOUNT, AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, 6% AND 12%, BUT FLUCTUATED OVER AND UNDER THOSE AVERAGES THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE OWNER PAYS MORE THAN THE STATED PREMIUM. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                  MALE ISSUE AGE 50     STANDARD NON-TOBACCO
           $100,000 INITIAL DEATH BENEFIT     $2,500 ANNUAL PREMIUM
                            DEATH BENEFIT OPTION 2
                        VALUES BASED ON CURRENT CHARGES



                 POLICY ACCOUNT VALUE            CASH SURRENDER VALUE                DEATH BENEFIT
  Premium   ------------------------------- ------------------------------- -------------------------------
Accumulated  0% Gross  6% Gross  12% Gross   0% Gross  6% Gross  12% Gross   0% Gross  6% Gross  12% Gross
----------- -1.31% Net 4.61% Net 10.53% Net -1.31% Net 4.61% Net 10.53% Net -1.31% Net 4.61% Net 10.53% Net
Yr   at 5%
--  -------
 1    2,625    1,926     2,053      2,181      1,290     1,417      1,545    101,926    102,053   102,181
 2    5,381    3,804     4,178      4,567      2,532     2,906      3,295    103,804    104,178   104,567
 3    8,275    5,632     6,373      7,176      4,360     5,101      5,904    105,632    106,373   107,176
 4   11,314    7,405     8,639     10,029      6,133     7,367      8,757    107,405    108,639   110,029
 5   14,505    9,123    10,976     13,147      7,851     9,704     11,875    109,123    110,976   113,147

 6   17,855   10,783    13,383     16,556      9,511    12,111     15,284    110,783    113,383   116,556
 7   21,373   12,378    15,858     20,279     11,360    14,840     19,261    112,378    115,858   120,279
 8   25,066   13,909    18,402     24,347     13,146    17,639     23,584    113,909    118,402   124,347
 9   28,945   15,371    21,012     28,792     14,862    20,504     28,283    115,371    121,012   128,792
10   33,017   16,758    23,687     33,646     16,504    23,432     33,392    116,758    123,687   133,646

15   56,644   22,313    37,788     65,381     22,313    37,788     65,381    122,313    137,788   165,381
20   86,798   24,697    52,221    114,035     24,697    52,221    114,035    124,697    152,221   214,035
25  125,284   22,235    64,922    188,160     22,235    64,922    188,160    122,235    164,922   288,160
30  174,402   13,497    73,432    302,003     13,497    73,432    302,003    113,497    173,432   402,003

(1)Assumes annual premiums are paid at the beginning of each policy year.
(2)Assumes no policy loans or withdrawals are made.
(3)Zero values indicate termination of insurance coverage in the absence of additional premium payments.


THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ACTUAL RETURNS UNDER THE POLICY WILL FLUCTUATE OVER TIME, WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE VARIABLE ACCOUNT, AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, 6% AND 12%, BUT FLUCTUATED OVER AND UNDER THOSE AVERAGES THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE OWNER PAYS MORE THAN THE STATED PREMIUM. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                  MALE ISSUE AGE 50     STANDARD NON-TOBACCO
           $100,000 INITIAL DEATH BENEFIT     $2,500 ANNUAL PREMIUM
                            DEATH BENEFIT OPTION 2

                        VALUES BASED ON MAXIMUM CHARGES




  Premium        POLICY ACCOUNT VALUE            CASH SURRENDER VALUE                DEATH BENEFIT
Accumulated ------------------------------- ------------------------------- -------------------------------
-----------  0% Gross  6% Gross  12% Gross   0% Gross  6% Gross  12% Gross   0% Gross  6% Gross  12% Gross
Yr   at 5%  -1.41% Net 4.51% Net 10.42% Net -1.41% Net 4.51% Net 10.42% Net -1.41% Net 4.51% Net 10.42% Net
--  ------- ---------- --------- ---------- ---------- --------- ---------- ---------- --------- ----------
 1    2,625    1,737     1,859      1,980      1,101     1,223      1,344    101,737    101,859   101,980
 2    5,381    3,404     3,753      4,116      2,132     2,481      2,844    103,404    103,753   104,116
 3    8,275    4,993     5,677      6,418      3,721     4,405      5,146    104,993    105,677   106,418
 4   11,314    6,498     7,624      8,895      5,226     6,352      7,623    106,498    107,624   108,895
 5   14,505    7,912     9,588     11,556      6,640     8,316     10,284    107,912    109,588   111,556

 6   17,855    9,231    11,562     14,413      7,959    10,290     13,141    109,231    111,562   114,413
 7   21,373   10,447    13,538     17,478      9,429    12,521     16,461    110,447    113,538   117,478
 8   25,066   11,556    15,512     20,769     10,793    14,748     20,006    111,556    115,512   120,769
 9   28,945   12,552    17,472     24,297     12,043    16,963     23,788    112,552    117,472   124,297
10   33,017   13,422    19,406     28,075     13,167    19,152     27,821    113,422    119,406   128,075

15   56,644   15,411    28,047     51,074     15,411    28,047     51,074    115,411    128,047   151,074
20   86,798   11,872    32,629     81,736     11,872    32,629     81,736    111,872    132,629   181,736
25  125,284       --    27,902    120,174         --    27,902    120,174         --    127,902   220,174
30  174,402       --     4,322    163,066         --     4,322    163,066         --    104,322   263,066

(1)Assumes annual premiums are paid at the beginning of each policy year.
(2)Assumes no policy loans or withdrawals are made.
(3)Zero values indicate termination of insurance coverage in the absence of additional premium payments.


THE HYPOTHETICAL RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. NO REPRESENTATIONS CAN BE MADE BY STATE FARM OR ANY OF THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME. ACTUAL RETURNS UNDER THE POLICY WILL FLUCTUATE OVER TIME, WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE ACTUAL EXPERIENCE OF THE VARIABLE ACCOUNT, AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. THE ACTUAL VALUES UNDER THE POLICY COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN EVEN IF ACTUAL RETURNS AVERAGED 0%, 6% AND 12%, BUT FLUCTUATED OVER AND UNDER THOSE AVERAGES THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LESS THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE POLICY UNLESS THE OWNER PAYS MORE THAN THE STATED PREMIUM. VALUES ILLUSTRATED ARE NET OF ANY APPLICABLE CHARGES, SUCH AS PREMIUM CHARGES, MORTALITY AND EXPENSE RISK CHARGES, MONTHLY EXPENSE CHARGES, COST OF INSURANCE CHARGES, AND CHARGES FOR FUND EXPENSES AND FEES.

payments

Requesting Payments and Telephone Transactions

Requesting Payments. You must send written requests for payment (except where we authorize telephone requests) to our Home Office or give the requests to an authorized State Farm agent for forwarding to our Home Office. We will ordinarily pay any Death Benefit, loan proceeds or surrender or withdrawal proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. Other than the Death Benefit, which we determine as of the date of the Insured's death, we will determine the amount as of the end of the Valuation Period during which our Home Office receives all required documents or, for surrenders and withdrawals, on a later date if you so request.

We generally will pay the Death Benefit through the State Farm Benefit Management Account(R), an interest bearing checking account. We will send the State Farm Benefit Management Account(R) checkbook to you within seven days after we receive all required documents. A Beneficiary will have immediate access to the proceeds by writing a check on the State Farm Benefit Management Account(R). We will pay interest on the amount in the State Farm Benefit Management Account(R) from the date of the Insured's death to the date the State Farm Benefit Management Account(R) is closed. Neither the Federal Deposit Insurance Corporation nor any other agency insure amounts in the State Farm Benefit Management Account(R), and unlike the assets in the Variable Account, amounts in the State Farm Benefit Management Account are not protected against the claims of our other creditors.

We may delay making a payment or processing a transfer request if:

    (1)the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which it is not reasonably practicable for the Variable Account: (A) to dispose of its securities; or (B) to determine the value of its net assets; or

    (2)the SEC by order permits postponement of payment to protect State Farm's Policy Owners.

We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender or Policy loan request for up to six months from the date we receive the request. However, we will not defer payment of a withdrawal or Policy loan requested to pay a premium due on a State Farm policy.

The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy other than in a lump sum. An authorized State Farm agent can explain these options upon request. None of these options vary with the investment performance of a Variable Account because they are all forms of fixed-benefit annuities.

Telephone Transactions. You may make certain requests under the Policy by telephone provided we have your written authorization on file at the Home Office. These include requests for transfers, withdrawals, Policy loans, changes in premium allocation designations, dollar-cost averaging changes and changes in the portfolio rebalancing program. Our Home Office will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, if we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.


Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider's, your State Farm agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Home Office or give the request to an authorized State Farm agent for forwarding to our Home Office.

Other Policy Benefits and Provisions

Exchange Provision. You have the right to transfer all of your Policy Account Value to the Fixed Account during the first two Policy Years (or the first two years after an increase in Basic Amount), or, in New York, within 60 days after the effective date of a material change in the investment policy of the Variable Account. Such transfers are not counted for purposes of determining whether a transfer processing fee applies.

For Policies issued in New York, on any Policy Anniversary, you have the right to request that we exchange the Policy for a fixed paid-up whole life insurance policy. Such exchanges are not counted for purposes of determining whether a transfer processing fee applies. If Death Benefit Option 2 is in effect, we will change the death benefit option to Death Benefit Option 1. The effective date of the whole life insurance policy will be the Policy Anniversary on or next following the date we receive your request. We will transfer the entire Subaccount Policy.

Value to the Fixed Account. The Basic Account after the change will be determined by applying the Cash Surrender Value on the Policy Anniversary as a single premium at the insured's age, sex, and rate class. We will use the mortality table used to determine the maximum cost of insurance rates and the guaranteed interest rate for the Fixed Account. Any riders will be terminated. No monthly expense charge will be made. No further changes in Basic Amount, changes in death benefit option, or withdrawals will be allowed. The Fixed Policy Account Value will be reduced by the amount of any surrender charge and the Loan Amount. No further surrender charge will be applied. The Basic Amount Minimum will not apply.

Other Policy Provisions. The Policy contains provisions addressing the following matters:

  . Dividends. The Policy is participating. However, we do not anticipate paying any dividends on the Policy.

  . Incontestability. The Policy limits our right to contest the Policy as issued or as increased, for reasons of material misstatements contained in the application, after it has been in force during the Insured's lifetime for a minimum period, generally for two years from the Issue Date of the Policy or effective date of the increase.

  . Limited Death Benefit. The Policy limits the Death Benefit if the Insured dies by suicide generally within two years after the Issue Date of the Policy or effective date of the increase.

  . Misstatement of Age or Sex. State Farm will adjust the Death Benefit if the application misstates the Insured's Age or sex.

Beneficiary. You may name the Beneficiary(ies) when you apply for the Policy. The Beneficiary is entitled to the insurance benefits under the Policy. You may change the Beneficiary or the order of payment during the Insured's lifetime by providing a written request to the Home Office. We will effect your change on the date you sign the request or on any later date specified in the request, but the change will not affect any action we have taken before we receive the request. When the Insured dies, we will make payment in equal shares to the primary Beneficiary(ies) living when payment is made. If no Beneficiary is living when the Insured dies, we will make a one sum payment to you, if you are alive when payment is made. Otherwise, we will make a one sum payment to the estate of the last survivor of you and all Beneficiaries.

Reinstatement. If you have not surrendered the Policy, you may reinstate the Policy within five years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

Other Changes. At any time we may make such changes in the Policy as are necessary: to assure compliance at all times with the definition of life insurance prescribed by the Code; to make the Policy, our operations, or the Variable Account's operations conform with any law or regulation issued by any government agency to which they are subject; or to reflect a change in the operation of the Variable Account, if allowed by the Policy. Only a State Farm officer has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. A State Farm officer must sign all endorsements, amendments, or riders in order for those documents to be valid.

Reports to Policy Owners. State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, the Fixed Account and the Loan Account. Each year, or more often if required by law, we will send you a report showing information about your Policy for the period covered by the report. State Farm also will send you an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Account Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction) or if you take out a Policy loan, make transfers or make withdrawals, you will receive a written confirmation of these transactions.


Assignment and Change of Owner. You may assign the Policy subject to its terms. We are not deemed to know of an assignment unless we receive a written copy of it at our Home Office. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. See ''Tax Considerations'', page 32. When allowed by law, you may change the Owner of the Policy by sending a written request to our Home Office while the Insured is alive and the Policy is in force. The change will take effect the date you sign the Written Request, but the change will not affect any action we have taken before we receive the Written Request. A change of Owner does not change the Beneficiary designation. A change of Owner may have adverse tax consequences. You should consult a tax advisor before changing an Owner.

Supplemental Benefits. The following supplemental benefits are available and you may add them to your Policy by rider. State Farm will deduct monthly charges for these benefits from your Policy Account Value as part of the Monthly Deduction (see page 11).

  .  Guaranteed Insurability Option Rider.   Allows you to increase the Basic
     Amount on the specific option dates without evidence of insurability.

  . Disability Waiver of Monthly Deduction Rider. Provides for the waiver of the Monthly Deductions upon total disability of the Insured for as long as the disability continues.

  . Additional Insured Rider. Provides level term insurance coverage for the Insured's spouse to spouse's age 80. This rider may not be available in all states.

  . Accidental Death Benefit Rider. Provides additional death benefit if accidental death occurs prior to age 70.

  . Children's Term Rider. Provides term life insurance on your eligible children.

Additional rules and limits apply to these supplemental benefits. Please ask your authorized State Farm agent for further information or contact our Home Office.

State Farm and The Fixed Account

State Farm Life and Accident Assurance Company. State Farm is an Illinois stock life insurance company that is wholly-owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. State Farm's home office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm was incorporated in 1960 and has been continuously engaged in the life insurance business since that year. State Farm is subject to regulation by the Insurance Department of the State of Illinois as well as by the insurance departments of all other states and jurisdictions in which it does business. State Farm sells insurance in New York and Wisconsin and is also licensed in Illinois and Connecticut. State Farm submits annual statements on its operations and finances to insurance officials in such states. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

State Farm Directors and Officers. A board of directors manages State Farm. The following table sets forth the name and principal occupations during the past five years of each of State Farm's directors. Each person's address is One State Farm Plaza, Bloomington, Illinois 61710-0001.

                  Board of Directors -- State Farm Assurance


 Name and Address   Position with State Farm                    Principal Occupation During Past Five Years
------------------- ------------------------ ----------------------------------------------------------------------------------
Edward B. Rust, Jr.   Director; President    Chairman of the Board, CEO -- State Farm Mutual Automobile Insurance Company;
                                             President and CEO -- State Farm Fire and Casualty Company; President and CEO --
                                             State Farm General Insurance Company; President -- State Farm County Mutual
                                             Insurance Company of Texas; Director -- State Farm Lloyds, Inc.; Chairman of the
                                             Board, President and Treasurer -- State Farm Companies Foundation; Director --
                                             State Farm International Services, Inc.; President and Director -- State Farm Life
                                             Insurance Company, State Farm Annuity and Life Insurance Company, State Farm Life
                                             and Accident Assurance Company, State Farm Investment Management Corp., State
                                             Farm VP Management Corp.; President and Trustee -- State Farm Variable Product
                                             Trust, State Farm Mutual Fund Trust, State Farm Associates' Funds Trust

  Name and Address   Position with State Farm                    Principal Occupation During Past Five Years
-------------------- ------------------------ ----------------------------------------------------------------------------------
Charles R. Wright    Director; Agency Vice    Director and Executive Vice President (1998-present) -- State Farm Mutual
                     President                Automobile Insurance Company, State Farm Fire and Casualty Company, State
                                              Farm General Insurance Company, State Farm International Services, Inc., State
                                              Farm Life Insurance Company, State Farm Annuity and Life Insurance Company,
                                              and State Farm Life and Accident Assurance Company; Vice President and Director
                                              (1997-present) -- State Farm VP Management Corp.; Director and Agency Vice
                                              President (1995-1998) -- State Farm Mutual Automobile Insurance Company.

Roger S. Joslin      Director                 Director, Vice Chairman of the Board and Chief Financial Officer (1998-present) --
                                              State Farm Mutal Automobile Insurance Company; Director, Senior Vice President
                                              and Treasurer (1995-1998) -- State Farm Mutual Automobile Insurance Company;
                                              Director, Chairman of the Board and Treasurer -- State Farm Fire and Casualty
                                              Company; Director, Vice President and Treasurer -- State Farm General Insurance
                                              Company; Treasurer -- State Farm County Mutual Insurance Company of Texas;
                                              Director, Vice President and Treasurer -- State Farm Lloyds, Inc.; Assistant
                                              Treasurer State Farm Companies Foundation; Director, Vice President and
                                              Treasurer State Farm International Services, Inc.; Director -- State Farm Life
                                              Insurance Company, State Farm Annuity and Life Insurance Company, and State
                                              Farm Life and Accident Assurance Company; Senior Vice President, Treasurer and
                                              Director -- State Farm VP Management Corp., State Farm Investment
                                              Management Corp.; Senior Vice President, Treasurer and Trustee (1997-
                                              present) -- State Farm Variable Product Trust, State Farm Mutual Fund Trust,
                                              State Farm Associates' Funds Trust

Kurt G. Moser        Director; Senior Vice    Senior Vice President -- Investments -- State Farm Mutual Automobile Insurance
                     President -- Investments Company; Director and Vice President -- Investments State Farm Fire and
                                              Casualty Company, State Farm General Insurance Company, State Farm Life
                                              Insurance Company, State Farm Annuity and Life Insurance Company, and State
                                              Farm Life and Accident Assurance Company; Vice President -- Investments --
                                               State Farm County Mutual Insurance Company of Texas, State Farm Lloyds, Inc.,
                                              and State Farm International Services, Inc.; Investment Officer -- State Farm
                                              Indemnity Company; Underwriter -- State Farm Lloyds; Director and Senior Vice
                                              President --State Farm Investment Management Corp.; Senior Vice President and
                                              Director -- State Farm VP Management Corp.; Senior Vice President -- State
                                              Farm Variable Product Trust , State Farm Mutual Fund Trust, State Farm
                                              Associates' Fund Trust

Vincent J. Trosino   Director                 Director, Vice Chairman of the Board, President and Chief Operating Officer (1998-
                                              present) -- State Farm Mutual Automobile Insurance Company; Director, Executive
                                              Vice President and Chief Operating Officer (1995-1998) -- State Farm Mutual
                                              Automobile Insurance Company; Director and Vice President -- State Farm Fire
                                              and Casualty Company, State Farm General Insurance Company

Susan D. Waring      Director; Senior Vice    Senior Vice President (2001-present) -- State Farm Life Insurance Company, State
                     President and Chief      Farm Annuity and Life Insurance Company, and State Farm Life and Accident
                     Administrative Officer   Assurance Company; Vice President -- Mutual Funds (2000-2001) -- State Farm
                                              Mutual Automobile Insurance Company; Vice President Agency (1997-2000) --
                                              State Farm Mutual Automobile Insurance Company; Senior Vice President and
                                              Director (2001-present) -- State Farm VP Management Corp.; Vice President
                                              (2000-present) -- State Farm Investment Management Corp., State Farm Variable
                                              Product Trust, State Farm Mutual Fund Trust, State Farm Associates' Funds Trust

William K. King, Jr. Director                 Executive Vice President -- State Farm Mutual Automobile Insurance Company;
                                              Senior Vice President -- State Farm Mutual Automobile Insurance Company;
                                              Regional Vice President -- State Farm Mutual Automobile Insurance Company
                                              (Austin, TX); Vice President -- Operations -- State Farm Mutual Automobile
                                              Insurance Company

Name and Address  Position with State Farm                    Principal Occupation During Past Five Years
----------------- ------------------------ ----------------------------------------------------------------------------------
Barbara R. Cowden         Director         Director -- (2000-present) State Farm Life and Accident Assurance Company;
                                           Director -- (1999-present) State Farm Life Insurance Company; (1998-present)
                                           Llyods Underwriter; (1998-present) Sr. Vice President-State Farm Mutual Automobile
                                           Insurance Company; (1996-1998) Regional Vice President -- West Central Regional
                                           Office

The following table sets forth the names and principal occupations during the past five years of the senior officers of State Farm (other than officers listed above who are members of State Farm's Board of Directors). Each person's address is One State Farm Plaza, Bloomington, Illinois 61710-0001.

                    Senior Officers -- State Farm Assurance


  Name and Address   Position with State Farm                     Principal Occupation During Past Five Years
-------------------- ------------------------ -----------------------------------------------------------------------------------
Laura P. Sullivan     Vice President,         Vice President and Counsel; Secretary of the Board -- State Farm Mutual
                      Counsel, Secretary      Automobile Insurance Company, State Farm Fire and Casualty Company; Director
                                              Vice President Counsel and Secretary of the Board -- State Farm Company;
                                              Director Vice President Counsel and Secretary of the Board -- State Farm Mutual
                                              Insurance Company of Texas; Director and Assistant Secretary -- State Farm
                                              Indemnity Company; Director, Vice President Secretary -- State Farm Companies
                                              Foundation; Assistant Secretary -- State Farm International Services, Inc.; Vice
                                              President Counsel and Secretary of the Board -- State Farm Life Insurance
                                              Company, State Farm Annuity and Life Insurance Company, State Farm Life and
                                              Accident Assurance Company

Nancy A. Behrens      Vice President -- Risk  Vice President -- Risk Management (2001-present); Vice President -- Life Process
                      Manangement             Support (1999-2001), Actuary (1996-1998) -- Management Assistant (prior to 1996)
                                              State Farm Life and Accident Assurance Company, State Farm Life Insurance
                                              Company

Kim M. Brunner        Senior Vice President   Vice President and General Counsel (1999-present) -- Vice President and
                      and General Counsel     Regulatory General Counsel (1997-1998) -- State Farm General Insurance
                                              Company; Vice President and General Counsel (9/98-present) -- State Farm Life and Accident Assurance Company, State Farm Annuity and Life Insurance
                                              Company; Senior Vice President and General Counsel (9/98-present) -- Vice
                                              President and Regulatory General Counsel (1997-9/98) -- and Vice President-
                                              Counsel (1993-1997) -- State Farm Mutual Automobile Insurance Company; Vice
                                              President and General Counsel (1998-present) -- Vice President and Regulatory
                                              General Counsel (9/98-present) -- State Farm Fire and Casualty Company

Danny L. Scott, M.D.  Vice President and      Vice President and Medical Director -- State Farm Life Insurance Company, State
                      Medical Director        Farm Annuity and Life Insurance Company, and State Farm Life and Accident
                                              Assurance Company

Dale R. Egeberg       Vice President and      Vice President and Controller -- State Farm Life Insurance Company, State Farm
                      Controller              Annuity and Life Insurance Company, and State Farm Life and Accident Assurance
                                              Company (1997-present); Controller -- State Farm Life Insurance Company, State
                                              Farm Annuity and Life Insurance Company, and State Farm Life and Accident
                                              Assurance Company (through 1997); Vice President and Controller -- State Farm
                                              Mutual Automobile Insurance Company, State Farm Fire and Casualty Company
                                              (1999-present)

Terry L. Huff         Vice President --       Vice President -- Advanced Products (1998-present) -- Assistant Vice President
                      Advanced Products       (1997-1998), and Actuary (prior to 1997) -- State Farm Life Insurance Company,
                                              State Farm Annuity and Life Insurance Company, and State Farm Life and Accident
                                              Assurance Company

Max E. McPeek         Vice President --       Vice President -- Compliance (1998-present) -- Assistant Vice President --
                      Compliance              Compliance (1997-1998), Assistant Vice President (prior to 1997) -- State Farm Life
                                              Insurance Company, State Farm Annuity and Life Insurance Company, and State
                                              Farm Life and Accident Assurance Company

Name and Address Position with State Farm                     Principal Occupation During Past Five Years
---------------- ------------------------ ------------------------------------------------------------------------------------

 Joe Monk         Vice President --       Vice President -- Operations (2001-present) -- State Farm Life Insurance
                  Operations              Company; Agency Administrative Assistant (2001), Agency Field Executive (1995-
                                          2001) -- State Farm Mutual Automobile Insurance Company

 Dean Van Loon    Vice President -- Life  Vice President -- Life Field Operations (2001-present) --- State Farm Life Insurance
                  Field Operations        Company; Assistant Vice President -- Customer Response Center (1999-2001),
                                          Operations Manager (1996-1999) -- State Farm Mutual Automobile Insurance
                                          Company

National Union Fire Insurance Company has issued a fidelity bond in the amount of $5 million covering State Farm's directors, officers and employees.

State Farm's Fixed Account Option. The Fixed Account is part of State Farm's general account assets. State Farm uses its general account assets to support its insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, State Farm has sole discretion over the investment of the Fixed Account's assets.

Because of exemptive and exclusionary provisions, State Farm has not registered interests in the Fixed Account under the Securities Act of 1933, nor has State Farm registered the Fixed Account as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account and The Trust

The Variable Account. State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law.

The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life and Accident Assurance Company Variable Annuity Separate Account is registered with the SEC under the 1940 Act.


The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of State Farm Variable Product Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.


The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policy if, in State Farm's judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund. See the Trust's prospectus for more detail.

The Trust. State Farm Investment Management Corp. ("SFIM"), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund. Please see the accompanying prospectus for the

Trust for more information concerning the investment adviser and investment sub-adviser.

Voting of Fund Shares. State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Account Value in the Subaccounts.

To obtain voting instructions from Owners, before a meeting of shareholders of the Funds State Farm will send Owners voting instruction material, a voting instruction form and any other related material. Shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

State Farm may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, State Farm may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that State Farm reasonably disapproves of such changes in accordance with applicable federal regulations. If State Farm ever disregards voting instructions, State Farm will advise Owners of that action and of the reasons for such action in the next report to Owners.

Tax Considerations

Introduction. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Please consult counsel or other competent tax advisors for more complete information. This discussion is based upon State Farm's understanding of the present Federal income tax laws. State Farm makes no representation as to the likelihood of continuation of the present Federal income tax laws or as to how the Internal Revenue Service (the "IRS") may interpret such laws.

Tax Status of the Policy. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, State Farm believes that a Policy issued on the basis of a standard risk class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), and it is not clear whether such a Policy would satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, State Farm may take appropriate steps to bring the Policy into compliance with such requirements and reserves the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and Policy Account Values, have not been explicitly addressed in published rulings. While State Farm believes that the Policies do not give Owners investment control over Variable Account assets, State Farm reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. State Farm intends that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. State Farm believes that the Death Benefit under a Policy should be excludible from the gross income of the Beneficiary. Federal, state and local gift, estate, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. Consult a tax advisor on these consequences.



Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy Years. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.


Distributions other than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

    (1)All distributions, including distributions upon surrender and withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the unloaned Policy Account Value (Cash Surrender Value for surrenders) immediately before the distribution plus prior distributions over the Owner's total investment in the Policy at that time." Total investment in the Policy" means the aggregate amount of any premiums or other considerations paid for a Policy, plus any previously taxed distributions, minus any credited dividends.

    (2)Loans taken from or secured by (e.g., by assignment), such a Policy are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount included in income except where the distribution or loan is made when the Owner has attained age 59 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions other than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract are generally treated first as a recovery of an Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

Policy Loans. In general, interest on a loan from a Policy will not be deductible. If a loan from a Policy that is not a Modified Endowment Contract is outstanding when the Policy is canceled or lapses, then the amount of the outstanding loan will be taxed as if it were a distribution from the Policy. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by State Farm (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.


Continuation Beyond Age 100. The tax consequences of allowing the Policy to continue in force beyond the 100th birthday of the Insured are uncertain. You should consult a tax advisor as to those consequences.


Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minumum tax, if the policyowner is subject to that tax.

Our Income Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the Variable Account or its Subaccounts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Variable Account or its Subaccounts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change).


Consult a tax advisor with respect to legislative developments and their effect on the Policy.






Additional Information

Sale of the Policies. State Farm VP Management Corp., a subsidiary of State Farm Mutual Automobile Insurance Company, acts as the principal underwriter of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life and Accident Assurance Company Variable Annuity Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the ''NASD''). The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

Commissions are payable to the broker-dealer under two alternative commission schedules, depending on which schedule is elected by the registered representatives. Under the first schedule, commissions will not exceed 40% of the premiums received up to the Primary Compensation Premium (as defined in agreements between State Farm VP Management Corp. and its registered representatives) and 3% of all other premiums received. Under the second schedule, commissions will not exceed 30% of the premiums received up to the first Primary Compensation Premium, 15% of the premiums received up to the next two Primary Compensation Premiums, and 4% of all other premiums received. In addition, State Farm may pay incentive bonuses or expense reimbursements.

Other Information. State Farm has filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. You may obtain the omitted information at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees. The omitted information is also available at the SEC's Internet site (http://www.sec.gov).

Insurance Marketplace Standards Association. State Farm Life Insurance Company and State Farm Life and Accident Assurance Company are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of IMSA agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Litigation. State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or State Farm.

Legal Matters. The legal matters in connection with the Policy described in this prospectus have been passed on by Kim M. Brunner, the Senior Vice President and General Counsel of State Farm. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on matters relating to the federal securities laws.

Relationships with the Companies that Maintain the Benchmark Indices.

Standard & Poor's


"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and the Funds") is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").


S&P makes no representation or warranty, express or implied, to the owners of the Product and the Funds or any member of the public regarding the advisability of investing in securities generally or in the Product and Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to State Farm and the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to State Farm, the Trust, the Product, or the Funds. S&P has no obligation to take the needs of State Farm, the Trust or the owners of the Product or the Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the

Funds or the timing of the issuance or sale of the Product or the Funds or in the determination or calculation of the equation by which the Product or the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product or the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY,
EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY STATE FARM, THE TRUST, OWNERS OF THE PRODUCT AND FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Frank Russell Company

1) The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the prospectus for the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

2) Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

3) Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Morgan Stanley & Co. Incorporated

The Morgan Stanley Capital International Europe, Australia, and Far East Free (EAFE(R) Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in funds generally or in this Fund particularly or the ability of the Morgan Stanley Capital International EAFE Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley Capital International EAFE Free Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Fund. Morgan Stanley has no obligation to take the needs of the issuer of this Fund or the owners of this Fund into consideration in determining, composing or calculating the Morgan Stanley Capital International EAFE Free Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Fund to be issued or in the determination or calculation of the equation by which this Fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Fund in connection with the administration, marketing or trading of this Fund. ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MOR-GAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, THE TRUST'S CUSTOMERS AND COUNTERPAR-TIES, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA

INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


Experts. The statutory basis statements of admitted assets, liabilities, capital and surplus of State Farm Life and Accident Assurance Company as of December 31, 2001 and 2000, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended, included in this prospectus have been so included in the reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.



As stated in their report, State Farm prepared these financial statements in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory basis), which practices differ from accounting principles generally accepted in the United States of America (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of State Farm in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.



The combined statement of assets and policy owners' equity and surplus of the State Farm Life and Accident Assurance Company Variable Life Separate Account as of December 31, 2001 and the related combined statements of operations and combined statements of changes in policy owners' equity and surplus for the three years ended December 31, 2001 included in this Prospectus have been so included in the reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.


Actuarial matters included in this prospectus have been examined by Gerry Brogla, F.S.A., Actuary of State Farm, whose opinion is filed as an exhibit to the registration statement.


Financial Statements. The audited statutory basis statements of admitted assets, liabilities, capital and surplus of State Farm Life and Accident Assurance Company as of December 31, 2001 and 2000, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended, as well as the Report of the Independent Accountants, appears in Appendix B. The financial statements of State Farm should be considered only as bearing on our ability to meet our obligations under the Policies. THEY SHOULD NOT BE CONSIDERED AS BEARING ON THE INVESTMENT PERFORMANCE OF THE ASSETS HELD IN THE VARIABLE ACCOUNT.



The audited GAAP basis statements of assets and policy owners' equity and surplus of the Variable Account as of December 31, 2001, and the related statements of operations and changes in policy owners' equity and surplus for the three years ended, also appear in Appendix B.

                                  APPENDIX A

                         Example of Surrender Charges


  Beginning     Policy issued to Male age 35      Policy issued to Male age 50
------------- --------------------------------  --------------------------------
                               $50,000 Increase
                               in Basic Amount,                  $50,000 Increase
                                    Policy                       in Basic Amount,
Policy Policy $100,000 Initial   Beginning of   $100,000 Initial   Beginning of
 Year  Month    Basic Amount   Year 16 (Age 50)   Basic Amount   Year 16 (Age 65)
------ ------ ---------------- ---------------- ---------------- ----------------
   1      1       $ 21.50*         $  0.00         $   53.00*        $  0.00
   1      6        129.00             0.00            318.00            0.00
   1     12        258.00             0.00            636.00            0.00
   2      6        387.00             0.00            954.00            0.00
   2     12        516.00             0.00          1,272.00            0.00
   3      1        516.00             0.00          1,272.00            0.00
   4      1        516.00             0.00          1,272.00            0.00
   5      1        516.00             0.00          1,272.00            0.00
   6      1        516.00             0.00          1,272.00            0.00
   7      1        412.80             0.00          1,017.60            0.00
   8      1        309.60             0.00            763.20            0.00
   9      1        206.40             0.00            508.80            0.00
  10      1        103.20             0.00            254.40            0.00
  11      1          0.00             0.00              0.00            0.00
  12      1          0.00             0.00              0.00            0.00
  13      1          0.00             0.00              0.00            0.00
  14      1          0.00             0.00              0.00            0.00
  15      1          0.00             0.00*             0.00            0.00
  16      1          0.00            26.50*             0.00           40.42*
  16      6          0.00           159.00              0.00          242.50*
  16     12          0.00           318.00              0.00          485.00
  17      6          0.00           477.00              0.00          727.50
  17     12          0.00           636.00              0.00          970.00
  18      1          0.00           636.00              0.00          970.00
  19      1          0.00           636.00              0.00          970.00
  20      1          0.00           636.00              0.00          970.00
  21      1          0.00           636.00              0.00          970.00
  22      1          0.00           508.80              0.00          776.00
  23      1          0.00           381.60              0.00          582.00
  24      1          0.00           254.40              0.00          388.00
  25      1          0.00           127.20              0.00          194.00
  26      1          0.00             0.00              0.00            0.00

---------------------

*In this example, the Surrender Charge increases by approximately this amount each month through the first 2 years after issue or increase. The Surrender Charge then remains level through the end of the 6th year. Starting at the beginning of the 7th year after issue or increase, the surrender charge decreases by 1/5 at the beginning of each year, until it is zero in the 11th year.

                                  APPENDIX B

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                (A Wholly-Owned Subsidiary of State Farm Mutual
                         Automobile Insurance Company)

          REPORT ON AUDITS OF FINANCIAL STATEMENTS -- STATUTORY BASIS


                FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY


 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)




                               Table of Contents


             REPORT OF INDEPENDENT ACCOUNTANTS................ 40
             FINANCIAL STATEMENTS:
              Statements of Admitted Assets, Liabilities,
                Capital and Surplus -- Statutory Basis as of
                December 31, 2001 and 2000.................... 41
              Statements of Operations -- Statutory Basis for
                the years ended December 31, 2001 and 2000.... 42
              Statements of Changes in Capital and
                Surplus -- Statutory Basis for the years ended
                December 31, 2001 and 2000.................... 43
              Statements of Cash Flows -- Statutory Basis
                for the years ended December 31, 2001 and
                2000.......................................... 44



                NOTES TO FINANCIAL STATEMENTS --Statutory
                Basis.................................... 45-55
                REPORT OF INDEPENDENT ACCOUNTANTS ON.....
                SUPPLEMENTAL FINANCIAL INFORMATION.......    57
                SUPPLEMENTAL SCHEDULE OF ASSETS AND
                LIABILITIES.............................. 58-59
                SUPPLEMENTAL SUMMARY INVESTMENT
                SCHEDULE AND INVESTMENT RISK
                INTERROGATORIES.......................... 60-65

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors

State Farm Life and Accident Assurance Company:







We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life and Accident Assurance Company (the Company) as of December 31, 2001 and 2000, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.



In our opinion, because of the effects of the matter referred to in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for the years then ended.



In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.



As discussed in Note 13 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual" -Effective January 1, 2001, as required by the Illinois Department of Insurance. The effect of this adoption is recorded as an adjustment to surplus as of January 1, 2001.


/s/ PricewaterhouseCoopers LLP


February 20, 2002

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

 STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS -- STATUTORY
                                     BASIS


                       As of December 31, 2001 and 2000



                                                                                    2001          2000
                                                                               -------------- ------------
                                             ADMITTED ASSETS
Bonds:
 United States government                                                      $  133,482,474 $159,736,434
 Other governmental units                                                         105,536,692   87,293,690
 Public utility                                                                   106,587,254   84,962,116
 Industrial and other                                                             548,305,577  494,704,550
                                                                               -------------- ------------
                                                                                  893,911,997  826,696,790
                                                                               -------------- ------------
Policy loans                                                                       74,997,703   69,593,628
Cash                                                                                7,431,207      238,229
Short-term investments                                                                948,503    4,100,036
Accounts receivable -- investment sales                                                    --      199,259
                                                                               -------------- ------------
                                                                                   83,377,413   74,131,152
                                                                               -------------- ------------
   Total cash and invested assets                                                 977,289,410  900,827,942
Federal income taxes recoverable                                                   10,061,287       97,259
Premiums deferred and uncollected                                                   2,292,003    2,422,048
Investment income due and accrued                                                  17,859,977   16,788,290
Other assets                                                                          242,280      235,132
Assets held in separate accounts                                                   24,232,558   21,538,741
                                                                               -------------- ------------
Total admitted assets                                                          $1,031,977,515 $941,909,412
                                                                               ============== ============
                                               LIABILITIES
Aggregate reserves for life polices and contracts                              $  654,789,421 $614,146,728
Liability for deposit type contracts                                               95,470,524    3,276,935
Policy and contract claims                                                          5,509,211    2,126,701
Policyholders' dividend accumulations                                                 154,722      156,201
Dividends to policyholders payable in the following year                           20,469,407   19,551,746
Advance premiums, deposits and other policy and contract liabilities               10,024,544    9,039,655
Interest maintenance reserve                                                        2,774,315    2,046,365
Commissions payable                                                                   309,935      245,532
Other liabilities                                                                  16,785,488   93,486,258
Liabilities related to separate accounts                                           24,213,518   21,517,106
Federal income taxes (payable to affiliates)                                        7,292,775    2,928,233
Asset valuation reserve                                                             5,256,040    3,244,132
                                                                               -------------- ------------
Total liabilities                                                                 843,049,900  771,765,592
                                                                               -------------- ------------
                                           CAPITAL AND SURPLUS

Common stock, $100 par value; 10,000 shares authorized, issued and outstanding      1,000,000    1,000,000
Paid-in surplus                                                                     2,000,000    2,000,000
Group contingency life reserve                                                             --       66,201
Unassigned surplus                                                                185,927,615  167,077,619
                                                                               -------------- ------------
Total capital and surplus                                                         188,927,615  170,143,820
                                                                               -------------- ------------
Total liabilities, capital and surplus                                         $1,031,977,515 $941,909,412
                                                                               ============== ============


       The accompanying notes are an integral part of these statements.

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                for the Years Ended December 31, 2001 and 2000



                                                                                             2001          2000
                                                                                         ------------  ------------
Income:
 Premiums and annuity considerations                                                     $112,137,360  $107,616,700
 Net investment income                                                                     67,036,773    62,831,701
 Considerations for supplementary contracts with life contingencies                           149,565       124,770
 Separate account net gain from operations excluding unrealized capital gains and losses          225           481
 Income from fees associated with investment management, administration and contract
   guarantees from separate contracts                                                         249,461       201,075
 Other                                                                                        694,117    14,347,180
                                                                                         ------------  ------------
                                                                                          180,267,501   185,121,907
                                                                                         ------------  ------------
Benefits and other expenses:
 Death claims                                                                              23,092,769    14,240,078
 Surrender benefits and other fund withdrawals                                             26,074,087    32,136,195
 Payments on supplementary contracts with life contingencies                                  167,115       166,255
 Increase in aggregate reserves                                                            40,642,693    27,172,411
 Commissions                                                                                7,617,655     6,643,391
 General insurance expenses                                                                22,769,687    20,694,232
 Taxes, licenses and fees                                                                   2,043,296     3,297,996
 Net transfers to separate accounts                                                         4,517,829     9,673,312
 Other benefits and claims                                                                  9,982,875    28,042,930
                                                                                         ------------  ------------
                                                                                          136,908,006   142,066,800
                                                                                         ------------  ------------
Net gain from operations before dividends to policyholders and federal income taxes
  incurred                                                                                 43,359,495    43,055,107
Dividends to policyholders                                                                 20,187,025    19,333,667
                                                                                         ------------  ------------
Net gain from operations before federal income taxes                                       23,172,470    23,721,440
Federal income taxes incurred (excluding capital gains)                                     9,113,029     9,172,297
                                                                                         ------------  ------------
Net gain from operations before net realized capital gains                                 14,059,441    14,549,143
Net realized capital losses less capital gains tax of $876,581 and ($91,949)
  (excluding $1,423,647 and ($277,788) transferred to the IMR in 2001 and
  2000, respectively)                                                                        (110,011)      (57,629)
                                                                                         ------------  ------------
Net income                                                                               $ 13,949,430  $ 14,491,514
                                                                                         ============  ============




       The accompanying notes are an integral part of these statements.

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS

                for the Years Ended December 31, 2001 and 2000



                                                             2001          2000
                                                         ------------  ------------
Common stock:
 Balance at beginning and end of year                    $  1,000,000  $  1,000,000
                                                         ------------  ------------
Paid in surplus:
 Balance at beginning and end of year                       2,000,000     2,000,000
                                                         ------------  ------------
Group contingency life reserve:
 Balance at beginning of year                                  66,201        92,659
 Transfer to unassigned surplus                               (66,201)      (26,458)
                                                         ------------  ------------
 Balance at end of year                                            --        66,201
                                                         ------------  ------------
Unassigned surplus:
 Balance at beginning of year                             167,077,619   153,371,653
 Net income                                                13,949,430    14,491,514
 Net unrealized capital (losses) gains                        (99,866)        1,644
 Other changes in surplus in separate accounts statement       (2,820)       (2,714)
 Change in net deferred income tax                           (757,916)           --
 Change in nonadmitted assets                                 737,109       (22,639)
 Change in asset valuation reserve                         (2,011,908)   (1,310,984)
 Change in group contingency life reserve                      66,201        26,458
 Change in provision for class action settlement amounts      372,940       522,687
 Cumulative effect of changes in accounting principles      6,596,826            --
                                                         ------------  ------------
 Balance at end of year                                   185,927,615   167,077,619
                                                         ------------  ------------
Total capital and surplus                                $188,927,615  $170,143,820
                                                         ============  ============





       The accompanying notes are an integral part of these statements.

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                for the Years Ended December 31, 2001 and 2000



                                                                                                 2001          2000
                                                                                             ------------  ------------
Cash from operations:
 Premiums and annuity considerations                                                         $113,247,565  $108,284,507
 Other premiums, considerations and deposits, allowances
   and reserve adjustments and other income                                                       399,085    14,214,050
 Investment income received (excluding realized gains/losses
   and net of investment expenses)                                                             66,314,355    62,231,210
 Life and accident and health benefits paid                                                   (21,090,086)  (14,811,908)
 Surrender benefits and other fund withdrawals paid                                           (26,074,087)  (32,136,195)
 Other benefits to policyholders paid                                                          (8,515,909)  (19,012,754)
 Commissions, other expenses and taxes paid (excluding
   federal income taxes)                                                                      (34,266,242)  (34,823,946)
 Dividends to policyholders paid                                                              (19,270,842)  (18,195,832)
 Federal income taxes paid (excluding tax on capital gains)                                    (5,619,826)  (10,539,088)
 Net transfers to separate accounts                                                            (4,690,442)  (10,184,422)
                                                                                             ------------  ------------
Net cash from operations                                                                       60,433,571    45,025,622
                                                                                             ------------  ------------
Cash from investments:
 Proceeds from investments sold, matured or repaid:
   Bonds                                                                                       56,571,357    80,349,170
   Net gain on cash and short-term investments                                                        (10)          140
   Other                                                                                          199,260            --
                                                                                             ------------  ------------
 Total investment proceeds                                                                     56,770,607    80,349,310
 Tax on capital (losses) gains                                                                    (91,949)       39,672
                                                                                             ------------  ------------
 Total cash from investments                                                                   56,862,556    80,309,638
                                                                                             ------------  ------------
Cost of investments acquired (long term only):
 Bonds                                                                                        122,074,705   124,571,330
 Other applications, net                                                                       (1,951,144)           --
                                                                                             ------------  ------------
 Total investments acquired                                                                   120,123,561   124,571,330
                                                                                             ------------  ------------
 Increase in policy loans and premium notes                                                     5,404,163     4,728,884
                                                                                             ------------  ------------
Net cash used in investments                                                                  (68,665,168)  (48,990,576)
                                                                                             ------------  ------------
Cash from financing and miscellaneous sources:
 Deposit-type contract, funds and other liabilities without life or disability contingencies    5,276,762
 Other cash provided                                                                            7,094,245     2,003,434
 Other applications, net                                                                          (97,965)     (271,678)
                                                                                             ------------  ------------
Net cash from financing and miscellaneous sources                                              12,273,042     1,731,756
                                                                                             ------------  ------------
Net change in cash and short-term investments                                                   4,041,445    (2,233,198)
Cash and short-term investments, beginning of year                                              4,338,265     6,571,463
                                                                                             ------------  ------------
Cash and short-term investments, end of year                                                 $  8,379,710  $  4,338,265
                                                                                             ============  ============


       The accompanying notes are an integral part of these statements.

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

               NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS


1. Nature of Business Operations



State Farm Life and Accident Assurance Company (the Company) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in four states and primarily markets individual life and annuity products through an independent contractor agency force. The Company's individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts, which together account for approximately 88% of premium revenue. Individual annuity products including variable annuity contracts account for an additional 12%. The Company also writes small amounts of group credit life and employee group life.



The insurance industry is highly regulated and deals in contractual obligations. As such, the industry is subject to the risk of changes resulting from legislative enactments, legal interpretations and regulatory actions not anticipated in pricing the product.



2. Summary of Significant Accounting Practices



The accompanying financial statements have been prepared principally for filing with regulatory agencies and as such are prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (statutory accounting practices).



Prescribed statutory accounting practices include the National Association of Insurance Commissioners (NAIC) "Accounting Practices and Procedures Manual" -- Effective January 1, 2001, which reflects the NAIC's adoption of the Codification of Statutory Accounting Principles (Codification), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed when such practices are approved by the insurance department of the insurer's state of domicile. The Company does not use any significant permitted practices.



The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.



Significant accounting practices include:



A. Investments



Bonds are stated at values prescribed by the NAIC. Investment grade bonds not backed by other loans are stated at amortized cost using the modified scientific method. Below investment grade bonds not backed by other loans are stated at the lower of amortized cost using the modified scientific method or fair value. Under Generally Accepted Accounting Principles (GAAP), debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of surplus.



Single class and multi-class mortgage-backed/asset-backed securities are stated at amortized cost using the modified scientific method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.



Policy loans are stated at the aggregate of unpaid loan balances, which are not in excess of cash surrender values of related policies.



Short-term investments are stated at amortized cost, which approximates market.



Investment income is recorded when earned. Due and accrued investment income that is 90 days past due is excluded from unassigned surplus. No investment income was excluded in 2001 and 2000. Realized gains and losses on sale or maturity of investments are determined by the specific identification method. Aggregate unrealized capital gains and losses were credited or charged directly to unassigned surplus without income tax effect.



B. Premiums Deferred and Uncollected



Premiums deferred and uncollected represent modal premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.



C. Aggregate Reserves for Life Policies and Contracts



Policy reserves on life insurance are based on statutory mortality and interest requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging from 3% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS, Continued



reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging from 3% to 7%. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rate assumptions that are based on Company experience.



D. Policyholders' Dividends



All of the Company's life insurance business is written on the participating basis. The amount of dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits.



E. Federal Income Taxes



The Company files a consolidated federal income tax return with the following companies:



State Farm Mutual Automobile Insurance Company


State Farm International Services, Inc.


State Farm Fire and Casualty Company


State Farm Life Insurance Company


State Farm Annuity and Life Insurance Company


AmberJack, Ltd.


State Farm General Insurance Company


Fiesta Jack, Ltd.


Texas IPSI, Inc.


State Farm Investor Services (Canada) Holding Company


State Farm Indemnity Company


State Farm Lloyds, Inc.


StateFarm Lloyds


StateFarm Investment Management Corp.


State Farm VP Management Corp.


Insurance Placement Services, Inc.


State Farm Financial Services, FSB


State Farm Florida Insurance Company


State Farm Funding Corp.



The consolidated federal income tax liability is apportioned to each entity in accordance with an agreement authorized by each Company's Board of Directors or Underwriters. The allocation is based upon separate return calculations for regular and alternative minimum tax with current credit for net losses and tax credits. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables which relate to the current tax year will be settled within ninety (90) days; 2) any refunds of federal income tax will be settled within sixty (60) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within sixty (60) days of payment of the tax due. Changes in prior year tax liability may result in reallocation of prior year tax.



During 2000, the Company's provision for federal income taxes was computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies and was based on income, which was currently taxable. Under GAAP, deferred federal income taxes would be provided for temporary differences between the tax basis and financial statement basis of assets and liabilities. During 2001, the reporting of federal income taxes under Codification (SSAP 10) is similar to the reporting requirements under GAAP except for the following differences. Under Codification, the calculation of state income taxes incurred is limited to taxes due on the current year's taxable income and any adjustments due to changes in prior year returns. Therefore, deferred state income taxes are not recorded. Furthermore, the estimate of the current state income tax expense is not a component of income taxes incurred. Instead, current state income tax is reported as a component of general expenses and is an element of pre-tax book income. Under GAAP, Statement of Financial Accounting Standards (SFAS) 109 contains a requirement to reduce the amount of deferred tax assets (DTAs) by a valuation allowance if it is more likely than not that some portion of the deferred tax asset will not be realized. No such provision is required by Codification. Instead, Codification requires that the gross DTA be subject to an admissibility test. The admissibility test has three parts. The first two parts attempt to determine the portion of the gross DTA that can be reduced to cash or result in a reduction of future cash taxes. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs). Overall, the test limits the net admitted DTA to the sum of 10% of a modified surplus amount plus taxes subject to recovery via loss carryback for the current year and the immediately prior year. Finally, under Codification, any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which reports the change in deferred income taxes (deferred tax provision) as a component of the total tax provision (sum of federal, state and foreign, current and deferred) rather than as a direct adjustment to unassigned surplus.

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS, Continued



F. Pension Plan and Other Postretirement Benefits



Pension Plan



SFMAIC sponsors a qualified defined benefit plan covering substantially all the Company's employees. SFMAIC's funding policy is to contribute (1) at least the current service cost on a current basis and to fund any unfunded liabilities over the appropriate period and (2) not more than the maximum amount that may be deducted for federal income tax purposes. The Company has no legal obligation for benefits under this plan. Contributions are allocated among participating companies based on Plan provisions. SFMAIC allocates amounts to the Company based on employee counts.



Under GAAP, periodic net pension expense would be based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation, actual return on plan assets and amortization of actuarial gains and losses rather than based on the funding policy. Under Codification, statutory accounting adopts a similar actuarial approach to estimated pension costs; however, costs related to non-vested participants are excluded.



Other Postretirement Benefits



The Company and its affiliated insurers currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC. Eligible former employees, eligible former agents, and their eligible dependents currently may participate in these plans.



As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years.



Under GAAP, an additional accrual would be required for the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible, employees, agents, and their dependents.



G. Interest Maintenance Reserve and Asset Valuation Reserve



The Interest Maintenance Reserve (IMR) and Asset Valuation Reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Under the IMR, realized investment gains and losses, net of tax, attributable to interest rate changes on short-term and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold and are reflected in the Company's statutory statements of operations.



The AVR provides a reserve for credit related and equity risks in a broad range of invested assets including bonds, stocks, mortgage loans, real estate, and other invested assets. Changes in the AVR are charged or credited directly to unassigned surplus. The IMR and AVR are not calculated under GAAP.



H. Separate Accounts



The Company has established individual variable life and individual variable annuity separate accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and issues individual variable universal life and individual variable annuity contracts. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Deposits received in connection with these contracts are placed in the Company's separate accounts and general accounts within certain limits.



Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in shares of mutual funds, which are managed either by the Company or by an outside manager.



Separate account assets are reported at market value and liabilities are recorded at amounts equal to assets. Except for rights of the Company as a result of surplus contributions made to the separate accounts, contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets.



I. Recognition of Premiums and Annuity Considerations and Related Expenses



Premiums and annuity considerations are recognized as income over the premium paying period of the policies. Acquisition costs, such as commissions and other costs related to the new business, are expensed as incurred. Contracts that permit the insured to change the amount and timing of premium payments, such as universal life products, are recorded as revenue when received. Under GAAP, the premiums for universal life contracts are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to policyholders. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS, Continued




J. Nonadmitted Assets



Certain assets designated as "nonadmitted" assets aggregating $16,092,289 and $16,829,398 at December 31, 2001 and 2000, respectively, are not recognized by statutory accounting practices. These assets are excluded from the balance sheet, and the net change in such assets is charged or credited directly to unassigned surplus. Under GAAP, such assets would be recognized at the lower of cost or net realizable value.



K. Stockholder Dividends



The maximum amount of dividends that can be paid by State of Illinois insurance companies to shareholders without the prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus and net income.


L. Agent Termination Benefits



The Company provides termination benefits for its independent contractor agency force subject to service and age eligibility requirements as defined in agents' contracts. Liabilities are recorded based on the actuarial present value of benefits attributed to the agent according to the Company's termination payment formula at the time eligibility requirements are met.



The preceding discussion highlights the significant variances between the statutory accounting practices followed by the Company and GAAP. The effect of these differences has not been determined but is presumed to be material.

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY



 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)



          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS, Continued





3. Bonds and Other Debt Securities



The amortized cost and estimated market values of investments in debt securities, including short term investments, are as follows (in thousands):



                                                                                                  December 31, 2001
                                                                                      -----------------------------------------
                                                                                                  Gross      Gross    Estimated
                                                                                      Amortized Unrealized Unrealized  Market
                                                                                        Cost      Gains      Losses     Value
                                                                                      --------- ---------- ---------- ---------

U.S. Treasury securities and obligations of U.S. government corporations and agencies $235,024   $16,933    $   (249) $251,708

Obligations of states and political subdivisions                                         4,944       349          --     5,293

Corporate bonds                                                                        654,893    23,948      (6,483)  672,358
                                                                                      --------   -------    --------  --------

   Totals                                                                             $894,861   $41,230    $ (6,732) $929,359
                                                                                      ========   =======    ========  ========

                                                                                                  December 31, 2000
                                                                                      -----------------------------------------
                                                                                                  Gross      Gross    Estimated
                                                                                      Amortized Unrealized Unrealized  Market
                                                                                        Cost      Gains      Losses     Value
                                                                                      --------- ---------- ---------- ---------

U.S. Treasury securities and obligations of U.S. government corporations and agencies $245,962   $16,190    $   (385) $261,767

Obligations of states and political subdivisions                                         5,168       259          --     5,427

Corporate bonds                                                                        579,667    11,362     (11,897)  579,132
                                                                                      --------   -------    --------  --------

   Totals                                                                             $830,797   $27,811    $(12,282) $846,326
                                                                                      ========   =======    ========  ========


The amortized cost and estimated market value of debt securities, by contractual maturity, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.



                                                   December 31, 2001
                                                  -------------------
                                                            Estimated
                                                  Amortized  Market
                                                    Cost      Value
                                                  --------- ---------

           Due in one year or less                $ 44,593  $ 46,499

           Due after one year through five years   283,680   299,669

           Due after five years through ten years  377,225   387,576

           Due after ten years                     189,363   195,615
                                                  --------  --------

              Totals                              $894,861  $929,359
                                                  ========  ========



Gross proceeds and realized gains and losses on bonds sold at the discretion of the Company for the years ended December 31, were (in thousands):



                                       2001    2000
                                      ------- -------

                         Proceeds     $21,644 $47,297

                         Gross gains    2,117     494

                         Gross losses      --    (968)



At December 31, 2001, bonds carried at an amortized cost of $1,584,956 were on deposit with regulatory authorities.



4. Net Investment Income



The components of net investment income earned by type of investment for the years ended December 31, were as follows (in thousands):



                                                   2001     2000
                                                  -------  -------

            Bonds                                 $62,402  $58,410

            Short-term investments                     53      355

            Cash on hand and on deposit               164       --

            Premium notes, policy loans and liens   4,866    4,462
                                                  -------  -------

            Gross investment income                67,485   63,227

            Investment expenses                      (448)    (395)
                                                  -------  -------

            Net investment income                 $67,037  $62,832
                                                  =======  =======

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS, Continued



5. Separate Accounts



Information regarding the Separate Accounts of the Company is as follows (in thousands):




-                                                         (1)       (2)        (3)          (4)        (5)
                                                                Nonindexed  Nonindexed
                                                                 Guarantee  Guarantee  Nonguaranteed
                                                                 Less Than  More than    Separate
                                                        Indexed Equal to 4%     4%       Accounts     Total
-                                                       ------- ----------- ---------- ------------- -------
Premiums, considerations or deposits for year ended
 December 31, 2001                                        $--       $--        $--        $ 6,898    $ 6,898

Reserves at December 31, 2001:

For accounts with assets at:

  Market value                                             --        --         --         22,826     22,826

  Amortized cost                                           --        --         --
                                                          ---       ---        ---        -------    -------
    Total reserves                                        $--       $--        $--        $22,826    $22,826
                                                          ===       ===        ===        =======    =======

Withdrawal characteristics:

  Subject to discretionary withdrawal                     $--       $--        $--        $    --    $    --

  With MV adjustment                                       --        --         --             --         --

  At book value without MV adjustment and with
   current surrender of 5% or more                         --        --         --             --         --

  At market value                                          --        --         --         22,479     22,479
  At book value without MV adjustment and with
   current surrender charge less than 5%                   --        --         --             --         --
                                                          ---       ---        ---        -------    -------

   Subtotal                                                                                22,479     22,479

  Not subject to discretionary withdrawal                  --        --         --            347        347
                                                          ---       ---        ---        -------    -------

   Total                                                  $--       $--        $--        $22,826    $22,826
                                                          ===       ===        ===        =======    =======

Reconciliation of Net Transfers to or (from) separate accounts:

  Transfers as reported in the Summary of

   Operations of the Separate Accounts Statements:

  Transfers to separate accounts                                                                     $ 6,921

  Transfers from separate accounts                                                                    (2,403)
                                                                                                     -------

    Net transfers to separate accounts                                                               $ 4,518
                                                                                                     =======
Transfers as reported in the Summary of Operations of the Life, Accident and Health Annual Statement $ 4,518
                                                                                                     =======

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS, Continued



6. Fair Value of Financial Instruments



The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:



Bonds and Short-Term Investments



Fair values were determined by the Securities Valuation Office (SVO) of the NAIC, and were approximated based upon values determined in public exchanges. For issues that were not evaluated by the SVO, fair values were estimated based on prices received from an independent pricing source, market comparables or internal analysis.



Separate Accounts



The fair value of the assets held in separate accounts and corresponding liabilities are estimated based on the fair value of the underlying assets.



Cash



The carrying amount is a reasonable estimate of fair value.



Deferred Annuities



Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end.



Advance Premiums



Fair values were approximated by the amount available to the policyholder for the discounted value of premiums received in advance.



Settlement Options Without Life Contingencies



Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.



Policy Loans



Policy loans have no stated maturity dates and are an integral part of the insurance contract. Accordingly, it is not practicable to estimate a fair value for them.



The estimated fair values and statement values of the Company's financial instruments at December 31, 2001, 2000 were as follows (in thousands):



                                        2001               2000
                                        ---                ---
                                   Fair   Statement   Fair   Statement
                                  Value     Value    Value     Value
                                  -----   ---------  -----   ---------

          Financial assets:

            Bonds                $928,410 $893,912  $842,226 $826,697

            Cash                    7,431    7,431       238      238

            Short-term
             investments              949      949     4,100    4,100
            Separate
             accounts              24,233   24,233    21,539   21,539
          Financial liabilities:
            Deferred annuity
             reserves            $110,706 $112,513  $108,425 $110,990
            Advance
             premiums               1,763    1,766     1,630    1,640
            Settlement
             options
             without life
             contingencies         26,768   26,768    21,580   21,580
            Separate
             accounts              24,214   24,214    21,517   21,517



7. Life Reserves



A. Life Contracts and Deposit-Type Contracts



The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Policies subject to an extra premium because the insured is placed in a special rating class are valued as follows:



Premium-paying Policies



If the nonforfeiture values provided by such policy are computed on the same basis as for standard risks, or if no nonforfeiture values are provided, reserves are based on a substandard mortality table or are equal to the sum of the mean reserve for a similar standard policy and the unearned extra premium. If the nonforfeiture values provided by such policy are based on a substandard mortality table, reserves are maintained according to the same table.



Paid-up Policies



For whole life policies that are known to have been based on a substandard mortality table, the reserves are those based on the same substandard table. As of December 31, 2001, the Company had $2,107,906,510 insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Illinois. Deficiency reserves to cover the difference between gross and net premiums totaled $3,778,814 at December 31, 2001. The

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS, Continued



insurance amount does not include insurance on policies for which deficiency reserves are either exempted or calculated to be zero on a seriatim basis.





Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions.


Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.



B. Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics



Annuity Actuarial Reserves and Deposit Type Contract Funds and Other Liabilities Without Life or Disability Contingencies by Withdrawal Characteristics as of December 31, 2001 is as follows (in thousands):





                                                            Percentage
                                                    Amount   of Total
                                                   -------- ----------
         Subject to discretionary withdrawal:

           With market value adjustment            $     --     0.0

           At book value less surrender
            charge of 5% or more                     26,900    10.8

           At fair value                                 --      --
                                                   --------   -----

             Subtotal                                26,900    10.8
                                                   --------   -----

           At book value without adjustment
            (minimal or no charge or
            adjustment)                             200,021    80.3

         Not subject to discretionary withdrawal     22,063     8.9
                                                   --------   -----

             Total (gross)                         $248,985   100.0
                                                   ========   =====

         Reinsurance ceded                               --

             Total (net)*                          $248,985
                                                   ========

         As reported in the Life, and Accident and Health Annual Statement:

           Annuities total (net)                   $131,877

           Supplementary contracts with life
            contingencies total (net)                 1,568

           Disability-active lives (net)                 15

           Disability-disabled lives (net)               40

           Deposit-type contracts                    95,471
                                                   --------
                                                    228,971
             Subtotal                              --------

         As reported in the Separate Accounts
          Annual Statement:

           Annuities, total (net)                    20,014

           Supplementary contracts, total                --

           Policyholder dividend and coupon
            accumulations                                --

           Policyholder premiums                         --

           Guaranteed interest contracts                 --

           Other contract deposit funds                  --
                                                   --------

             Subtotal                                20,014
                                                   --------

             Total annuity actuarial reserves
              and deposit-type contract
              liabilities                          $248,985
                                                   ========



  * Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS, Continued




C. Premium and Annuity Considerations Deferred and Uncollected





Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2001 were as follows (in thousands):



                                                   Net of
                      Type                  Gross  Loading
                      --------------------- ------ -------
                      Industrial            $   -- $   --

                      Ordinary new business     39     21

                      Ordinary renewal       2,658  2,271

                      Annuity new business      --     --

                      Annuity renewal           --     --

                      Credit life               --     --

                      Group life                --     --

                      Group annuity             --     --
                                            ------ ------

                      Total                 $2,697 $2,292
                                            ====== ======






8. Federal Income Taxes



The components of the net deferred tax assets/(liabilities) at December 31 are as follows (in thousands):



                                                        2001     2000
                                                       -------  -------
        Total of all deferred tax assets (admitted and
         nonadmitted)                                  $27,872  $28,344

        Total of all deferred tax liabilities           (1,951)  (1,665)

        Total deferred tax assets nonadmitted in
         accordance with SSAP No. 10                    15,860   16,608






There were no unrecognized deferred tax liabilities.



The components of incurred income tax expense and the change in DTAs and DTLs are as follows (in thousands):



                                                         2001   2000
                                                        ------ ------
           Current income taxes incurred consist of the
            following major components:

             Current income tax expense                 $8,477 $9,057

             Adjustments to prior year taxes               636    115
                                                        ------ ------

               Total                                    $9,113 $9,172
                                                        ====== ======






The main components of the 2001 deferred tax amounts are as follows (in thousands):



                                         2001     2000    Change
                                        -------  -------  ------
               DTAs:
                 Reserves               $11,685  $11,664  $  21
                 DAC                      7,106    7,106      0
                 Apportioned dividends    7,164    6,843    321
                 Other                    1,917    2,731   (814)
                                        -------  -------  -----
                   Total DTAs            27,872   28,344   (472)
                                        -------  -------  -----
               DTAs nonadmitted          15,860   16,608   (748)
               DTLs:
                 Deferred premiums         (809)    (852)    43
                 Other                   (1,142)    (812)  (330)
                                        -------  -------  -----
                   Total DTLs            (1,951)  (1,664)  (287)
                                        -------  -------  -----




The effective tax rate (combined income tax incurred and change in deferred taxes) differs from the applicable statutory rate of 35% due primarily to the impacts of tax exempt income, IMR amortization, prior year taxes and non-deductible expenses, including meals and lobbying costs.



As of December 31, 2001, the Company had no operating loss carryforwards.



The following are income taxes incurred in the current and prior years, which will be available for recoupment in the event of future net losses (in thousands):



                                  2001 $9,003
                                  2000  9,080
                                  1999  8,170




The examinations of the Company's federal income tax returns for years prior to 1987 and for 1992 and 1993 have been closed by Internal Revenue Service. The returns for years 1987 through 1991 are open but have no issues that would have a material effect on surplus. At this time, the Internal Revenue Service has decided not to examine 1994 and 1995. Amended returns have been filed for 1994 and 1995 to report carryover and affirmative issues. Returns for 1996, 1997, 1998 and 1999 are currently under examination. At this time, there have been no issues raised that would require adjustments which would have a material effect on unassigned surplus.





9. Benefit Plans



A. Pension Plans



The Company is a wholly-owned subsidiary of SFMAIC, which sponsors a qualified defined benefit pension plan covering

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS, Continued



substantially all the Company's employees. The Company has no legal obligation for benefits under this plan. Pension costs are allocated among participating companies based on Plan provisions. Pension cost allocated to the Company amounted to $0 in 2001 and $0 in 2000. No pension cost was allocated in 2001 or 2000 as the plan was subject to the full funding limitations under the Internal Revenue Code.



SFMAIC also sponsors several non-qualified defined benefit pension plans covering selected eligible highly compensated employees. Any benefits arising from these plans are paid from SFMAIC's general assets. The Company has no legal obligation for benefits under these plans. SFMAIC allocates amounts to the Company based on employee counts. The Company's share of net expense for these non-qualified plans was $176,726 and $55,136 for 2001 and 2000, respectively.



B. Other Postretirement Benefits



The Company and its affiliated insurers currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC. Eligible former employees, eligible former agents, and their eligible dependents currently may participate in these plans.



As a result of the policy promulgated by the National Association of Insurance Commissioners (NAIC) concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years. The Company's share of the remaining transition obligation for these potential benefits was $798,750 and $838,073 at December 31, 2001 and 2000, respectively.



The Company's share of the net post-career benefit cost for the year ended December 31, 2001, was $885,155 and included paid benefits, the expected cost of the potential health care and life insurance benefit for newly eligible post-career associates, interest cost and amortization of the transition obligation.



At December 31, 2001 and 2000, the Company's share of the unfunded post-career benefit obligation attributable to the potential health care and life insurance benefits for post-career associates was $2,969,312 and $2,258,493, respectively.



C. Defined Contribution Benefits



The Company has unfunded deferred compensation plans for certain highly compensated employees and independent contractor agents.



The Company participates with its affiliates in a qualified defined contribution plan for which substantially all employees are eligible. Benefits provided by the plan are paid from net assets available for plan benefits. The Company's contribution for the plan was $194,621 and $181,339 for 2001 and 2000, respectively. At December 31, 2001, the fair value of plan assets held in trust was $4,210,665,790.



10. Other Related Party Transactions



The Company, SFMAIC, State Farm Financial Services, FSB (SFFSB), and SFLIC are parties to a servicing agreement whereby SFFSB provides collection, reconciliation, and record keeping services for the other parties to the agreement in connection with interest earning accounts provided to certain payees of insurance policies.



The Company, SFMAIC, State Farm Indemnity Company (SFIC), and State Farm VP Management Corp. (SFVPMC) are parties to a servicing agreement whereby the Company, SFMAIC and SFIC provide certain services and office space to SFVPMC.



The Company reported $5,507,163 and $4,400,760 as a payable due to affiliates at December 31, 2001 and 2000, respectively. These balances primarily represent the sharing of certain administrative, occupancy and marketing expense, which are allocated between State Farm affiliates in accordance with company cost sharing agreements. The terms of the settlement require that these amounts are settled within 30 days.



As of December 31, 2001 and 2000, the Company's federal income tax payable to affiliates was $7,292,774 and $2,928,233, respectively. The nature of the consolidated tax return, the method of allocation, and the settlement terms are highlighted in Note 2.



The State Farm Liquidity Pool, LLC was created in 2001 as a means to more effectively manage short-term investments. The Company, SFMAIC, State Farm Fire and Casualty Company, State Farm General Insurance Company, SFLIC, State Farm Annuity and Life Insurance Company, State Farm Lloyds, State Farm Florida Insurance Company and State Farm County Mutual Insurance Company of Texas are active participants in the pool. At December 31, 2001, SFIC was a non-participating member of the pool. The participants carry their interest in the pool at its underlying GAAP equity. The Company's interest in the pool is reported as a cash equivalent.





The Company incurs lease costs for real estate, computer equipment, and other equipment primarily through the allocation of expenses from SFMAIC, in accordance with

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)


          NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS, Continued



company cost sharing agreements. SFMAIC is the lessee on almost all lease agreements.



Rental expense for real estate for 2001 and 2000 was $1,253,109 and $883,268, respectively. Rental expense for leased computer and other equipment for 2001 and 2000 was $295,084 and $301,422, respectively.



11. Contingent Liabilities



On August 28, 1998, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a class action lawsuit involving alleged misleading life insurance sales practices in connection with the Company's sale of traditional and universal life insurance policies in the United States from 1982 through 1997. The Company denies the allegations in this lawsuit but entered into a settlement in order to limit additional expense and burden upon operations. The proposed settlement received court approval in a fairness hearing concluded on February 11, 1999.



During 2001 and 2000, in its Statements of Operations, the Company reflected charges for legal and administrative expenses associated with the class action settlement. In addition, the Company has reflected charges for payments to be made or credited to current and former policyholders in accordance with the terms of the settlement agreement. Legal and administrative expenses of $73,393 and $525,975 and settlement contribution amounts totaling $63,809 and $1,967,433 have been reflected in arriving at the amount of 2001 and 2000 net income, respectively. Because of the uncertainty of the ongoing administrative expenses and future settlement contribution amounts, the Company is continuing to reflect in its liabilities as of December 31, 2001 and 2000 the amounts of $3,000,473 and $3,373,413, respectively, as a general provision for additional future charges in connection with this class action lawsuit.



The Company is subject to liabilities of a contingent nature which may from time to time arise. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.



12. September 11, 2001 Event



The Company recognized $2,964,971 of death claims as a result of September 11th events. The Company is also a member of the Special Pool Risk Administrators. The net effect of the Company's liability in the pool and the Company's reimbursement for participation in the pool is reflected as an expense to the Statements of Operations of $(813,565).



13. Codification



The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the state of Illinois. Effective January 1, 2001, the state of Illinois required that insurance companies domiciled in the state of Illinois prepare their statutory basis financial statements in accordance with the NAIC "Accounting Practices and Procedures Manual" -- Effective January 1, 2001, subject to any deviations prescribed or permitted by the state of Illinois Director of Insurance.



Accounting changes adopted to conform to the provisions of the NAIC "Accounting Practices and Procedures Manual"--Effective January 1, 2001 are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle as an adjustment that increased unassigned funds (surplus), of $6,596,826 as of January 1, 2001. The components of the cumulative effect adjustment to unassigned funds (surplus) were as follows (in thousands):



            Increase (Decrease) in Surplus
            ------------------------------

              Deferred tax asset                            $10,072

              Active agents termination benefits liability   (3,363)

              Supplemental pension plan liability              (114)

              Changes in investment valuation                     2
                                                            -------

               Total                                        $ 6,597
                                                            =======

                      SUPPLEMENTAL FINANCIAL INFORMATION

                     REPORT OF INDEPENDENT ACCOUNTANTS ON
                      SUPPLEMENTAL FINANCIAL INFORMATION

To the Board of Directors

State Farm Life and Accident Assurance Company:







The report on our audit of the basic statutory basis financial statements (the financial statements) of State Farm Life and Accident Assurance Insurance Company (the Company) as of December 31, 2001 and for the year then ended is presented on page forty of this document. That audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories of the Company as of December 31, 2001 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The effects on the Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2001 and for the year then ended. The Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories have been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, are fairly stated in all material respects in relation to the financial statements taken as a whole.


/s/ PricewaterhouseCoopers LLP

February 20, 2002

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

                SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES

                     Schedule 1 -- Selected Financial Data


                               December 31, 2001


The following is a summary of certain financial data (in thousands) included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.


        Investment income earned:
           U.S. government bonds                                $ 12,734
           Other bonds (unaffiliated)                             49,668
           Premiums notes, policy loans and liens                  4,866
           Short-term investments                                     53
           Cash on hand and on deposit                               164
                                                                --------
           Gross investment income                              $ 67,485
                                                                ========
        Bonds and short-term investments by class and maturity:
        Bonds by maturity -- statement value
           Due within one year or less                          $ 44,593
           Over 1 year through 5 years                           283,680
           Over 5 years through 10 years                         377,225
           Over 10 years through 20 years                        189,363
           Over 20 years                                              --
                                                                --------
           Total by maturity                                    $894,861
                                                                ========
        Bond by class -- statement value
           Class 1                                              $683,083
           Class 2                                               181,927
           Class 3                                                25,789
           Class 4                                                 2,162
           Class 6                                                 1,900
                                                                --------
           Total by class                                       $894,861
                                                                ========
           Total bonds publicly traded                          $793,445
                                                                ========
           Total bonds privately placed                         $101,416
                                                                ========
        Short term investments -- book value                    $    948
                                                                ========
        Cash on deposit                                         $  7,431
                                                                ========

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

                SUPPLEMENTAL SCHEDULE OF ASSETS AND LIABILITIES


               Schedule 1 -- Selected Financial Data, Continued



                               December 31, 2001





 Life insurance in force (000):

  Ordinary                                                             $ 18,496
                                                                       ========
  Credit life                                                          $      4
                                                                       ========
  Group life                                                           $     25
                                                                       ========
 Amount of accidental death insurance in force under ordinary policies $    307
                                                                       ========
 Amount of life insurance with disability provisions in force:
  Ordinary                                                             $ 13,488
                                                                       ========
  Group life                                                           $     25
                                                                       ========
 Supplementary contracts in force:
  Ordinary -- not involving life contingencies:
    Amount on deposit                                                  $ 13,764
                                                                       ========
    Income payable                                                     $    121
                                                                       ========
  Ordinary -- involving life contingencies:
    Income payable                                                     $    176
                                                                       ========
 Annuities:
  Ordinary:
    Immediate -- amount of income payable                              $ 35,116
                                                                       ========
    Deferred -- fully paid account balance                             $130,687
                                                                       ========
    Deferred -- not fully paid -- account balance                      $    764
                                                                       ========
 Deposit funds and dividend accumulations:
  Deposit funds -- account balance                                     $  2,842
                                                                       ========
  Dividend accumulations -- account balance                            $ 65,580
                                                                       ========

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY


 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)



                   SUPPLEMENTAL SUMMARY INVESTMENT SCHEDULE



                               December 31, 2001




                                                                                                      Gross Investment
                                                                                                          Holdings
                                                                                                   -----------------------
                                                                                                      Amount    Percentage
                                                                                                   ------------ ----------
1. Bonds:
  1.1 U.S. treasury securities                                                                     $ 88,727,159    9.079
  1.2 U.S. government agency obligations:
   1.21 Issued by U.S. government agencies                                                           11,253,300    1.151
   1.22 Issued by U.S. government sponsored agencies                                                 29,459,609    3.014
  1.3 Foreign government (including Canada, excluding mortgage-backed securities)                            --       --
 1.4 Securities issued by states, territories, and possessions and political subdivisions in the
   U.S.:
   1.41 U.S. states and territories general obligations                                                      --       --
   1.42 Political subdivisions of U.S. states, territories and possessions general obligations               --       --
   1.43 Revenue and assessment obligations                                                            4,944,052     .506
   1.44 Industrial development bonds and similar obligations                                                 --       --
  1.5 Mortgage-backed securities (includes residential and commercial MBS):
   1.51 Pass-through securities:
      1.511 Guaranteed by GNMA                                                                        4,042,406     .414
      1.512 Issued by FNMA and FHLMC                                                                    815,580     .083
      1.513 Other pass-through securities                                                                    --       --
   1.52 Other mortgage-backed securities:
      1.521 Issued by FNMA, FHLMC or GNMA                                                            99,777,060   10.210
      1.522 Other mortgage-backed securities collateralized by MBS issued or guaranteed
         by FNMA, FHLMC or GNMA                                                                              --       --
      1.523 All other mortgage-backed securities                                                      6,912,857     .707
2. Other debt securities (excluding short term):
  2.1 Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)              585,247,509   59.885
  2.2 Unaffiliated foreign securities                                                                62,732,465    6.419
  2.3 Affiliated securities                                                                                  --       --
3. Equity interests:
  3.1 Investments in mutual funds                                                                            --       --
  3.2 Preferred stocks:
   3.21 Affiliated                                                                                           --       --
   3.22 Unaffiliated                                                                                         --       --
  3.3 Publicly traded equity securities (excluding preferred stocks):
   3.31 Affiliated                                                                                           --       --
   3.32 Unaffiliated                                                                                         --       --
  3.4 Other equity securities:
   3.41 Affiliated                                                                                           --       --
   3.42 Unaffiliated                                                                                         --       --
  3.5 Tangible personal property under leases:
   3.51 Affiliated                                                                                           --       --
   3.52 Unaffiliated                                                                                         --       --
4. Mortgage loans:
  4.1 Construction and land development                                                                      --       --
  4.2 Agricultural                                                                                           --       --
  4.3 Single family residential properties                                                                   --       --
  4.4 Multifamily residential properties                                                                     --       --
  4.5 Commercial loans                                                                                       --       --
5. Real estate investments:
 5.1 Property occupied by company                                                                            --       --
  5.2 Property held for production of income (includes $0 of property acquired in satisfaction of
    debt)                                                                                                    --       --
  5.3 Property held for sale ($0 including property acquired in satisfaction of debt)                        --       --
6. Policy loans                                                                                      74,997,703    7.674
7. Receivables for securities                                                                                --       --
8. Cash and short-term investments                                                                    8,379,710     .858
9. Other invested assets                                                                                     --       --
10. Total invested assets                                                                          $977,289,410  100.000
                                                                                                   ============  =======


                                                                                                     Admitted Assets as
                                                                                                       Reported in the
                                                                                                      Annual Statement
                                                                                                   -----------------------
                                                                                                      Amount    Percentage
                                                                                                   ------------ ----------
1. Bonds:
  1.1 U.S. treasury securities                                                                     $ 88,727,159    9.079
  1.2 U.S. government agency obligations:
   1.21 Issued by U.S. government agencies                                                           11,253,300    1.151
   1.22 Issued by U.S. government sponsored agencies                                                 29,459,609    3.014
  1.3 Foreign government (including Canada, excluding mortgage-backed securities)                            --       --
 1.4 Securities issued by states, territories, and possessions and political subdivisions in the
   U.S.:
   1.41 U.S. states and territories general obligations                                                      --       --
   1.42 Political subdivisions of U.S. states, territories and possessions general obligations               --       --
   1.43 Revenue and assessment obligations                                                            4,944,052     .506
   1.44 Industrial development bonds and similar obligations                                                 --       --
  1.5 Mortgage-backed securities (includes residential and commercial MBS):
   1.51 Pass-through securities:
      1.511 Guaranteed by GNMA                                                                        4,042,406     .414
      1.512 Issued by FNMA and FHLMC                                                                    815,580     .083
      1.513 Other pass-through securities                                                                    --       --
   1.52 Other mortgage-backed securities:
      1.521 Issued by FNMA, FHLMC or GNMA                                                            99,777,060   10.210
      1.522 Other mortgage-backed securities collateralized by MBS issued or guaranteed
         by FNMA, FHLMC or GNMA                                                                              --       --
      1.523 All other mortgage-backed securities                                                      6,912,857     .707
2. Other debt securities (excluding short term):
  2.1 Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)              585,247,509   59.885
  2.2 Unaffiliated foreign securities                                                                62,732,465    6.419
  2.3 Affiliated securities                                                                                  --       --
3. Equity interests:
  3.1 Investments in mutual funds                                                                            --       --
  3.2 Preferred stocks:
   3.21 Affiliated                                                                                           --       --
   3.22 Unaffiliated                                                                                         --       --
  3.3 Publicly traded equity securities (excluding preferred stocks):
   3.31 Affiliated                                                                                           --       --
   3.32 Unaffiliated                                                                                         --       --
  3.4 Other equity securities:
   3.41 Affiliated                                                                                           --       --
   3.42 Unaffiliated                                                                                         --       --
  3.5 Tangible personal property under leases:
   3.51 Affiliated                                                                                           --       --
   3.52 Unaffiliated                                                                                         --       --
4. Mortgage loans:
  4.1 Construction and land development                                                                      --       --
  4.2 Agricultural                                                                                           --       --
  4.3 Single family residential properties                                                                   --       --
  4.4 Multifamily residential properties                                                                     --       --
  4.5 Commercial loans                                                                                       --       --
5. Real estate investments:
 5.1 Property occupied by company                                                                            --       --
  5.2 Property held for production of income (includes $0 of property acquired in satisfaction of
    debt)                                                                                                    --       --
  5.3 Property held for sale ($0 including property acquired in satisfaction of debt)                        --       --
6. Policy loans                                                                                      74,997,703    7.674
7. Receivables for securities                                                                                --       --
8. Cash and short-term investments                                                                    8,379,710     .858
9. Other invested assets                                                                                     --       --
10. Total invested assets                                                                          $977,289,410  100.000
                                                                                                   ============  =======

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

                 SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES

                               December 31, 2001

1. State the reporting entity's total admitted assets as reported on Page 2 of
this annual statement.                                         $1,031,977,515

2. State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the company and policy loans.


                                1                                     2             3
                                                                              Percentage of
                                                                                  Total
                       Investment Category                          Amount   Admitted Assets
----------------------------------------------------------------- ---------- ---------------
2.01  Other mortgage-backed securities--US Dept of VA Vendee      $9,570,317       0.9%
2.02  Other mortgage-backed securities--GNMA CMO                  $7,675,419       0.7%
2.03  Cash--State Farm Liquidity Pool LLC                         $7,515,396       0.7%
2.04  Unaffiliated domestic securities--Emerson Electric Co.      $7,469,614       0.7%
2.05  Unaffiliated domestic securities--Abbott Labs Inc.          $6,713,642       0.7%
2.06  Unaffiliated domestic securities--Knight Ridder Inc.        $6,049,966       0.6%
2.07  Unaffiliated domestic securities--Ford Motor Credit Company $5,978,584       0.6%
2.08  Unaffiliated domestic securities--PPG Industries Inc.       $5,976,805       0.6%
2.09  Unaffiliated domestic securities--Invensys PCL              $5,517,425       0.5%
2.10  Unaffiliated domestic securities--Wisconsin Pub S Corp.     $5,505,239       0.5%


3. State the amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

     Bonds       1         2        Preferred Stocks      1       2
     ------ ------------ -----      ---------------- ----------- ----
3.01 NAIC-1 $683,082,519 66.2% 3.07      P/RP-1      $        -- 0.0%
3.02 NAIC-2 $181,927,005 17.6% 3.08      P/RP-2      $              %
3.03 NAIC-3 $ 25,788,787  2.5% 3.09      P/RP-3      $              %
3.04 NAIC-4 $  2,162,188  0.2% 3.10      P/RP-4      $              %
3.05 NAIC-5 $                % 3.11      P/RP-5      $              %
3.06 NAIC-6 $  1,900,000  0.2% 3.12      P/RP-6      $              %

4. State the amounts and percentages of the reporting entity's total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments dominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 31--Derivative Instruments), including (4.01) foreign-currency-denominated investments of $0 (4.02) supporting insurance liabilities denominated in that same foreign currency of $0 and excluding (4.03) Canadian investments and currency exposure of $18,494,104.

Assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for interrogatories 5-10.
(4.04)  Yes [_]    No [X]

5. Aggregate foreign investment exposure by NAIC sovereign rating.


                                                    1       2
                                               ----------- ----
                 5.01  Countries raised NAIC-1 $44,238,361 4.3%
                 5.02                          $              %
                 5.03                          $              %

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY


 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)



            SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES, Continued



                               December 31, 2001



6. Two largest foreign investment exposures to a single country, categorized by NAIC sovereign rating.



                                                     1       2
                                                ----------- ----
               Countries rated NAIC-1:
               6.01 Country: Great Britain      $16,193,490 1.6%
               6.02 Country: Germany            $10,979,591 1.1%
               Countries rated NAIC-2:
               6.03                             $              %
               6.04                             $              %
               Countries rated NAIC-3 or below:
               6.05                             $              %
               6.06                             $              %






                                                 1    2
                                                 -   ----
7. Aggregate unhedged foreign currency exposure. $      %



8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating.



                                      1    2
                                      -   ----
                                 8.01 $      %
                                 8.02 $      %
                                 8.03 $      %



9. Two largest unhedged currency exposures to a single country, categorized by NAIC sovereign rating.



                                                    1    2
                                                    --  ----
                    Countries rated NAIC-1:
                    9.01                            $      %
                    9.02                            $      %
                    9.03                            $      %
                    9.04                            $      %
                    Countries rate NAIC-3 or below:
                    9.05                            $      %
                    9.06                            $      %



10. List the 10 largest sovereign (i.e. non-governmental) foreign issues.



                              1             2       3
                         NAIC Rating
                        -------------- ----------- ----
                        10.01  Bonds 2 $ 5,487,425 0.5%
                        10.02  Bonds 1 $ 3,994,941 0.4%
                        10.03  Bonds 2 $ 3,990,702 0.4%
                        10.04  Bonds 1 $ 3,066,035 0.3%
                        10.05  Bonds 2 $ 2,993,948 0.3%
                        10.06  Bonds 1 $ 2,000,000 0.2%
                        10.07  Bonds 2 $ 2,000,000 0.2%
                        10.08  Bonds 1 $ 1,999,136 0.2%
                        10.09  Bonds 1 $ 1,998,890 0.2%
                        10.10  Bonds 1 $ 1,995,581 0.2%



11. State the amount and percentages of the reporting entity's total admitted assets held in Canadian investment and unhedged Canadian currency exposure, including Canadian-currency denominated investments of (11.01) $0 supporting Canadian-denominated insurance liabilities of (11.02) $0.



Assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for interrogatory 12.
(11.03)                                             Yes [X]    No [_]

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY


 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)



            SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES, Continued



                               December 31, 2001



12. Aggregate Canadian investment exposure.



13. State the aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).



Assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets, therefore detail not required
for interrogatory 13.                                 Yes [X]    No [_]



14. State the aggregate amounts and percentages of admitted assets held in the largest 10 equity interest (including investments in shares of mutual funds, preferred stocks, publicly traded securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1).



Assets held in equity interests less than 2.5% of the reporting entity's total
admitted assets, therefore detail not required for interrogatory 14.   Yes
[X]    No [_]



                                   1          2    3
                          Investment Category
                          ------------------- -   ----
                                 14.01        $   0.0%
                                 14.02        $      %
                                 14.03        $      %
                                 14.04        $      %
                                 14.05        $      %
                                 14.06        $      %
                                 14.07        $      %
                                 14.08        $      %
                                 14.09        $      %
                                 14.10        $      %



15. State the amounts and percentages of the entity's total admitted assets held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under Securities
Exchange Commission (SEC) Rule 144a or SEC Rule 144 without volume restrictions.



Assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
interrogatory 15.                                   Yes [X]    No [_]



16. State the aggregate amounts and percentages of the entity's total admitted assets held in general partnership interests (included in other equity securities).



Assets held in general partnership interest less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for interrogatory
16.                                                   Yes [X]    No [_]



17. With respect to mortgage loans reported in Schedule B, state the amounts and percentages of the reporting entity's total admitted assets held.



Mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for interrogatories 17 and
18.  Yes [X]    No [_]



18. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date.



19. State the amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A, excluding property occupied by the company.



Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
interrogatory 19.                                   Yes [X]    No [_]

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY


 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)



            SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES, Continued



                               December 31, 2001



20. State the amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:



                                                                               At End of
                                                                              Each Quarter
                                                          At Year-End 1st Qtr   2nd Qtr    3rd Qtr
                                                          ----------- ------- ------------ -------
                                                            1     2      3         4          5
                                                          -     -     ------- ------------ -------
20.01   Securities lending (do not include assets held as
      collateral for such transactions)                   $     $        $         $          $
20.02   Repurchase agreements                             $     $        $         $          $
20.03   Reverse repurchase agreements                     $     $        $         $          $
20.04   Dollar repurchase agreements                      $     $        $         $          $
20.05   Dollar reverse repurchase                         $     $        $         $          $



21. State the amounts and percentages indicated below for warrants not attached to other financial instruments, options, caps and floors:



                                             Owned   Written
                                             -----   -------
                                             1   2    3   4
                                             -   -   -   -
                   21.01   Hedging           $   $   $   $
                   21.02   Income generation $   $   $   $
                   21.03   Other             $   $   $   $



22. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps and forwards:



                                                      At End of
                                                     Each Quarter
                                 At Year-End 1st Qtr   2nd Qtr    3rd Qtr
                                 ----------- ------- ------------ -------
                                   1     2      3         4          5
                                 -     -     ------- ------------ -------
       22.01   Hedging           $     $        $         $          $
       22.02   Income generation $     $        $         $          $
       22.03   Replications      $     $        $         $          $
       22.04   Other             $     $        $         $          $



23. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts:



                                                      At End of
                                                     Each Quarter
                                 At Year-End 1st Qtr   2nd Qtr    3rd Qtr
                                 ----------- ------- ------------ -------
                                   1     2      3         4          5
                                 -     -     ------- ------------ -------
       23.01   Hedging           $     $        $         $          $
       23.02   Income generation $     $        $         $          $
       23.03   Replications      $     $        $         $          $
       23.04   Other             $     $        $         $          $

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY


 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)



            SUPPLEMENTAL INVESTMENT RISK INTERROGATORIES, Continued



                               December 31, 2001



24. State the amounts and percentages of the 10 largest investments included in the Write-ins for Invested Assets category included on the Summary Investment Schedule.



                                   1   2    3
                                 ----- -   ----
                                 24.01 $      %
                                 24.02 $      %
                                 24.03 $      %
                                 24.04 $      %
                                 24.05 $      %
                                 24.06 $      %
                                 24.07 $      %
                                 24.08 $      %
                                 24.09 $      %
                                 24.10 $      %

                         STATE FARM LIFE AND ACCIDENT
                               ASSURANCE COMPANY
                        VARIABLE LIFE SEPARATE ACCOUNT

                    Report on Audit of Financial Statements

                      As of December 31, 2001 and for the


                      three years ended December 31, 2001

                                     Index

              Report of Independent Accountants                68
              Combined Financial Statements:

                Combined Statement of Assets and Policy
                Owners' Equity and Surplus, December 31,
                2001                                           69
                Combined Statements of Operations for the
                years ended December 31, 2001, 2000 and
                1999                                        70-72

                 Combined Statements of Changes in Policy
                 Owners' Equity and Surplus for the years
                 ended December 31, 2001, 2000 and 1999   73-75

                Notes to Financial Statements             76-79

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of State Farm Life and Accident Assurance Company and

Policy Owners of the State Farm Life and Accident Assurance Company Variable Life Separate Account:





In our opinion, the accompanying combined statement of assets and policy owners' equity and surplus and the related combined statements of operations and changes in policy owners' equity and surplus present fairly, in all material respects, the financial position of State Farm Life and Accident Assurance Company Variable Life Separate Account (which includes the Large Cap Equity Index Fund, Small Cap Equity Index Fund, Bond Fund, Money Market Fund, International Equity Index Fund, and the Stock and Bond Balanced Fund thereof) as of December 31, 2001, and the results of its operations, and the changes in its policy owners' equity and surplus for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of State Farm Life and Accident Assurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned as of December 31, 2001 with State Farm Variable Product Trust, provide a reasonable basis for our opinion.




/s/ PricewaterhouseCoopers LLP




February 20, 2002

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                        Variable Life Separate Account


      COMBINED STATEMENT OF ASSETS AND POLICY OWNERS' EQUITY AND SURPLUS


                               December 31, 2001



                                     ASSETS
        Investments at market value:
         State Farm Variable Product Trust Funds:
           Large Cap Equity Index Fund,
           136,086 shares (cost $1,842,532)                   $1,581,324
           Small Cap Equity Index Fund,
           72,158 shares (cost $709,106)                         682,615
           Bond Fund,
           27,104 shares (cost $264,826)                         275,375
           Money Market Fund,
           97,949 shares (cost $97,949)                           97,949
           International Equity Index Fund,
           59,535 shares (cost $710,815)                         559,625
           Stock and Bond Balanced Fund,
           13,882 shares (cost $161,771)                         157,427
                                                              ----------
             Total investments                                 3,354,315
                                                              ----------
             Total combined assets                            $3,354,315
                                                              ==========
                        POLICY OWNERS' EQUITY AND SURPLUS
         Policy Owners' Equity and Surplus:
           Policy Owners' Equity                              $3,344,808
           Surplus Contributed                                     9,507
                                                              ----------
             Total Combined Policy Owners' Equity and Surplus $3,354,315
                                                              ==========





   The accompanying notes are an integral part of the financial statements.

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                        Variable Life Separate Account

                       COMBINED STATEMENT OF OPERATIONS

                     For the Year Ended December 31, 2001



                                                                 State Farm Variable Product Trust
                                           ----------------------------------------------------------------------------
                                                                                                    Stock and
                                            Large Cap    Small Cap            Money   International   Bond
                                           Equity Index Equity Index  Bond    Market  Equity Index  Balanced
                                               Fund         Fund      Fund     Fund       Fund        Fund    Combined
                                           ------------ ------------ -------  ------- ------------- --------- ---------
Investment income:
 Dividend income                            $  16,547     $  6,631   $11,997   $3,056   $   4,308    $ 4,423  $  46,962

Expenses:
 Mortality and expense risk charges            11,246        4,543     1,756      697       4,009        934     23,185
                                            ---------     --------   -------  -------   ---------    -------  ---------
Net investment income                           5,301        2,088    10,241    2,359         299      3,489     23,777
                                            ---------     --------   -------  -------   ---------    -------  ---------
Realized loss on investments                  (23,265)     (10,436)      (49)      --      (9,050)    (3,603)   (46,403)

Change in unrealized appreciation
  (depreciation), net                        (164,759)      24,149     7,355       --    (112,938)    (3,634)  (249,827)
                                            ---------     --------   -------  -------   ---------    -------  ---------
Net realized and unrealized gain (loss) on
  investments                                (188,024)      13,713     7,306       --    (121,988)    (7,237)  (296,230)
                                            ---------     --------   -------  -------   ---------    -------  ---------

Net increase (decrease)
  in policy owners' equity and surplus
  from operations                           $(182,723)    $ 15,801   $17,547   $2,359   $(121,689)   $(3,748) $(272,453)
                                            =========     ========   =======  =======   =========    =======  =========






   The accompanying notes are an integral part of the financial statements.

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                        Variable Life Separate Account

                  COMBINED STATEMENT OF OPERATIONS, Continued

                     For the Year Ended December 31, 2000



                                                                State Farm Variable Product Trust
                                           --------------------------------------------------------------------------
                                                                                                  Stock and
                                            Large Cap    Small Cap           Money  International   Bond
                                           Equity Index Equity Index  Bond   Market Equity Index  Balanced
                                               Fund         Fund      Fund    Fund      Fund        Fund    Combined
                                           ------------ ------------ ------  ------ ------------- --------- ---------
Investment income:
 Dividend income                            $  29,589     $ 56,057   $7,155  $2,980   $ 10,846     $ 1,731  $ 108,358

Expenses:
 Mortality and expense risk charges             8,604        3,088      969     405      2,726         618     16,410
                                            ---------     --------   ------  ------   --------     -------  ---------
Net investment income                          20,985       52,969    6,186   2,575      8,120       1,113     91,948
                                            ---------     --------   ------  ------   --------     -------  ---------
Realized loss on investments                   (3,537)      (3,930)    (309)     --     (2,597)       (126)   (10,499)

Change in unrealized appreciation
  (depreciation), net                        (138,794)     (70,751)   4,035      --    (60,192)     (3,567)  (269,269)
                                            ---------     --------   ------  ------   --------     -------  ---------
Net realized and unrealized gain (loss) on
  investments                                (142,331)     (74,681)   3,726      --    (62,789)     (3,693)  (279,768)
                                            ---------     --------   ------  ------   --------     -------  ---------
Net increase (decrease) in policy owners'
  equity and surplus from operations        $(121,346)    $(21,712)  $9,912  $2,575   $(54,669)    $(2,580) $(187,820)
                                            =========     ========   ======  ======   ========     =======  =========






   The accompanying notes are an integral part of the financial statements.

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                        Variable Life Separate Account

                  COMBINED STATEMENT OF OPERATIONS, Continued

                     For the Year Ended December 31, 1999



                                                               State Farm Variable Product Trust
                                          --------------------------------------------------------------------------
                                                                                                  Stock and
                                           Large Cap    Small Cap            Money  International   Bond
                                          Equity Index Equity Index  Bond    Market Equity Index  Balanced
                                              Fund         Fund      Fund     Fund      Fund        Fund    Combined
                                          ------------ ------------ -------  ------ ------------- --------- --------
Investment Income:
 Dividend income                            $13,108      $10,782    $ 1,842  $ 251     $ 1,503     $   66   $ 27,552
Expenses:
 Mortality and expense risk charges           1,983          571        270     40         480        159      3,503
                                            -------      -------    -------  -----     -------     ------   --------
Net investment income (loss)                 11,125       10,211      1,572    211       1,023        (93)    24,049
                                            -------      -------    -------  -----     -------     ------   --------
Realized loss on investments                 (3,759)      (1,085)      (692)  (203)       (288)        --     (6,027)

Change in unrealized appreciation
  (depreciation), net                        42,483       20,111       (841)    --      21,940      2,857     86,550
                                            -------      -------    -------  -----     -------     ------   --------
Net realized and unrealized
  gain (loss) on investments                 38,724       19,026     (1,533)  (203)     21,652      2,857     80,523
                                            -------      -------    -------  -----     -------     ------   --------
Net increase in policy owners' equity and
  surplus from operations                   $49,849      $29,237    $    39  $   8     $22,675     $2,764   $104,572
                                            =======      =======    =======  =====     =======     ======   ========






   The accompanying notes are an integral part of the financial statements.

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                        Variable Life Separate Account


      COMBINED STATEMENT OF CHANGES IN POLICY OWNERS' EQUITY AND SURPLUS


                     For the Year Ended December 31, 2001



                                                                    State Farm Variable Product Trust
                                            --------------------------------------------------------------------------------
                                                                                                        Stock and
                                             Large Cap    Small Cap              Money    International   Bond
                                            Equity Index Equity Index   Bond     Market   Equity Index  Balanced
                                                Fund         Fund       Fund      Fund        Fund        Fund     Combined
                                            ------------ ------------ --------  --------  ------------- --------- ----------
Operations:
Net investment income                        $    5,301    $  2,088   $ 10,241  $  2,359    $     299   $  3,489  $   23,777
                                             ----------    --------   --------  --------    ---------   --------  ----------
Realized loss on investments                    (23,265)    (10,436)       (49)       --       (9,050)    (3,603)    (46,403)

Change in unrealized appreciation
  (depreciation), net                          (164,759)     24,149      7,355        --     (112,938)    (3,634)   (249,827)
                                             ----------    --------   --------  --------    ---------   --------  ----------
Net realized and unrealized gain (loss) on
  investments                                  (188,024)     13,713      7,306        --     (121,988)    (7,237)   (296,230)
                                             ----------    --------   --------  --------    ---------   --------  ----------
Net increase (decrease) in policy owners'
  equity and surplus from operations           (182,723)     15,801     17,547     2,359     (121,689)    (3,748)   (272,453)
                                             ----------    --------   --------  --------    ---------   --------  ----------
Policy owners' equity transactions:
Proceeds from units purchased                   679,824     272,276    143,786    50,072      300,497     95,019   1,541,474

Transfers (net) including transfers (to) or
  from fixed account                            (17,911)     (6,305)    (9,753)  (18,476)       5,412    (10,523)    (57,556)

Payments for surrenders and other
  redemptions                                  (231,392)    (93,820)   (39,592)  (11,651)     (96,972)   (20,529)   (493,956)
                                             ----------    --------   --------  --------    ---------   --------  ----------
Net increase in policy owners' equity
  derived from policy owners'
  transactions                                  430,521     172,151     94,441    19,945      208,937     63,967     989,962
                                             ----------    --------   --------  --------    ---------   --------  ----------
Total increase in policy owners' equity and
  surplus                                       247,798     187,952    111,988    22,304       87,248     60,219     717,509

Policy owners' equity and surplus:
Beginning of year                             1,333,526     494,663    163,387    75,645      472,377     97,208   2,636,806
                                             ----------    --------   --------  --------    ---------   --------  ----------
End of year                                  $1,581,324    $682,615   $275,375  $ 97,949    $ 559,625   $157,427  $3,354,315
                                             ==========    ========   ========  ========    =========   ========  ==========




   The accompanying notes are an integral part of the financial statements.

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                        Variable Life Separate Account


 COMBINED STATEMENT OF CHANGES IN POLICY OWNERS' EQUITY AND SURPLUS, Continued


                     For the Year Ended December 31, 2000



                                                                  State Farm Variable Product Trust
                                        ------------------------------------------------------------------------------------
                                         Large Cap    Small Cap              Money    International   Stock and
                                        Equity Index Equity Index   Bond     Market   Equity Index      Bond
Operations:                                 Fund         Fund       Fund      Fund        Fund      Balanced Fund  Combined
-----------                             ------------ ------------ --------  --------  ------------- ------------- ----------
Net investment income                    $   20,985    $ 52,969   $  6,186  $  2,575    $  8,120      $  1,113    $   91,948
                                         ----------    --------   --------  --------    --------      --------    ----------
Realized loss on investments                 (3,537)     (3,930)      (309)       --      (2,597)         (126)      (10,499)
Change in unrealized appreciation
  (depreciation), net                      (138,794)    (70,751)     4,035        --     (60,192)       (3,567)     (269,269)
                                         ----------    --------   --------  --------    --------      --------    ----------
Net realized and unrealized gain
  (loss) on investments                    (142,331)    (74,681)     3,726        --     (62,789)       (3,693)     (279,768)
                                         ----------    --------   --------  --------    --------      --------    ----------
Net increase (decrease) in policy
  owners' equity and surplus from
  operations                               (121,346)    (21,712)     9,912     2,575     (54,669)       (2,580)     (187,820)
                                         ----------    --------   --------  --------    --------      --------    ----------
Policy owners' equity transactions:
-----------------------------------
Proceeds from units purchased             1,028,434     350,849    100,375    88,607     420,283        74,597     2,063,145
Transfers (net) including transfers to
  fixed account                             (17,248)     (3,013)    (1,740)  (23,845)       (984)       (9,891)      (56,721)
Payments for surrenders and other
  redemptions                              (162,993)    (53,487)   (20,360)   (7,382)    (55,059)      (17,441)     (316,722)
                                         ----------    --------   --------  --------    --------      --------    ----------
Net increase in policy owners' equity
  derived from policy owners'
  transactions                              848,193     294,349     78,275    57,380     364,240        47,265     1,689,702
                                         ----------    --------   --------  --------    --------      --------    ----------
Total increase in policy owners' equity
  and surplus                               726,847     272,637     88,187    59,955     309,571        44,685     1,501,882

Policy owners' equity and surplus:
----------------------------------
Beginning of year                           606,679     222,026     75,200    15,690     162,806        52,523     1,134,924
                                         ----------    --------   --------  --------    --------      --------    ----------
End of year                              $1,333,526    $494,663   $163,387  $ 75,645    $472,377      $ 97,208    $2,636,806
                                         ==========    ========   ========  ========    ========      ========    ==========





   The accompanying notes are an integral part of the financial statements.

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                        Variable Life Separate Account


 COMBINED STATEMENT OF CHANGES IN POLICY OWNERS' EQUITY and SURPLUS, Continued


                     For the Year Ended December 31, 1999



                                                     State Farm Variable Product Trust
                              -------------------------------------------------------------------------------
                                                                                         Stock and
                               Large Cap    Small Cap             Money    International   Bond
                              Equity Index Equity Index   Bond    Market   Equity Index  Balanced
                                  Fund         Fund       Fund     Fund        Fund        Fund     Combined
Operations:                   ------------ ------------ --------  -------  ------------- --------- ----------

Net investment income (loss)    $ 11,125     $ 10,211   $  1,572  $   211    $  1,023     $   (93) $   24,049
                                --------     --------   --------  -------    --------     -------  ----------
Realized loss on investments      (3,759)      (1,085)      (692)    (203)       (288)         --      (6,027)
Change in unrealized
  appreciation
  (depreciation), net             42,483       20,111       (841)      --      21,940       2,857      86,550
                                --------     --------   --------  -------    --------     -------  ----------
Net realized and unrealized
  gain (loss) on investments      38,724       19,026     (1,533)    (203)     21,652       2,857      80,523
                                --------     --------   --------  -------    --------     -------  ----------
Net increase in policy
  owners' equity and surplus
  from operations                 49,849       29,237         39        8      22,675       2,764     104,572
                                --------     --------   --------  -------    --------     -------  ----------
Policy owners' equity
  transactions:

Proceeds from units purchased    591,593      174,196     97,753   19,150     152,710      47,579   1,082,981
Transfers (net) including
  transfers (to) or from
  fixed account                  (11,059)      28,201    (17,123)  (2,312)     (2,303)      5,021         425
Payments for surrenders and
  other redemptions              (33,619)      (9,608)    (5,469)  (1,156)    (10,276)     (2,841)    (62,969)
                                --------     --------   --------  -------    --------     -------  ----------
Net increase in policy
  owners' equity derived from
  policy owners' transactions    546,915      192,789     75,161   15,682     140,131      49,759   1,020,437
                                --------     --------   --------  -------    --------     -------  ----------
Total increase in policy
  owners' equity and surplus     596,764      222,026     75,200   15,690     162,806      52,523   1,125,009
Policy owners' equity and
  surplus:

Beginning of year                  9,915           --         --       --          --          --       9,915
                                --------     --------   --------  -------    --------     -------  ----------
End of year                     $606,679     $222,026   $ 75,200  $15,690    $162,806     $52,523  $1,134,924
                                ========     ========   ========  =======    ========     =======  ==========




   The accompanying notes are an integral part of the financial statements.

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY

 (a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

               NOTES TO FINANCIAL STATEMENTS -- STATUTORY BASIS





1. General Information



Organization



The State Farm Life and Accident Assurance Company Variable Life Separate Account (the "Separate Account") is a segregated investment account of the State Farm Life and Accident Assurance Company (the "Company") and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on December 9, 1996. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.



Sponsor Transactions



As an investor in the Separate Account, the Company shares in the investment performance of the funds held by the Separate Account in relation to the portion of its ownership of fund shares, which shares are subject to the same valuation procedures as the policy owners' shares. The market value of the Company's investment in the Separate Account as surplus contributed was $9,507, $10,817 and $11,993 at December 31, 2001, 2000 and 1999, respectively.



Transfer Processing Fee



The Company reserves the right to deduct a $25 transfer processing fee for each transfer in excess of 12 during a policy year.



2. Estimates



The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the disclosure of contingent assets and liabilities, at the date of the financial statements. Actual results reported as income and expenses could differ from the estimates reported in the accompanying financial statements.



3. Significant Accounting Policies



Valuation of Investments



The assets of the Separate Account are invested in one or more of the funds of the State Farm Variable Product Trust (the "Trust") at the fund's net asset value, which are based on the daily closing prices of the underlying securities, in accordance with the selection made by the policy owners.



Security Transactions and Investment Income



Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the policies on each valuation date based on each policy's pro rata share of the assets of the fund as of the beginning of the valuation date.



Accumulation Unit Valuation



On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM Central time or the close of the Exchange by dividing the policy owners' share of the value of each fund's investments and other assets, less liabilities, by the number of policy owner accumulation units outstanding in the respective fund.



Federal Income Taxes



The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "IRC"). The operations of the Separate Account are part of the total operations of the Company and are not taxed as a separate entity.



Under the IRC, net investment income and realized gains (losses) are retained in the Separate Account and are not taxable until received by the policy owner or beneficiary in the form of annuity payments or other distributions.



Financial Highlights



In February 2002, the AICPA Audit and Accounting Guide, Audits of Investment Companies, required certain financial highlight disclosures for certain separate accounts of life insurance companies effective for financial statements for periods beginning after December 15, 2000.



4. Expenses and Deductions



A mortality and expense risk charge is deducted by the Company from the Separate Account on a daily basis, which is equal, on an annual basis, to 0.8% of the daily net asset value of the policy owners' portion of assets in the Separate Account. The charge may be adjusted after policy issue, but is guaranteed not to exceed 0.9% of net assets. These charges compensate the Company for assuming these risks under the variable life policy. The disbursements for mortality and

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                        Variable Life Separate Account


                   NOTES TO FINANCIAL STATEMENTS, Continued




expense risk and premium and death benefit guarantee risk charges amounted to $23,185, $16,410 and $3,503 during 2001, 2000 and 1999, respectively.



At the beginning of each policy month, the Company makes a deduction from the cash value of the policy, which consists of the cost of insurance for the policy and any additional benefits provided by the rider, if any, for the policy month. In addition, a $6 monthly expense charge (maximum $8 per month) is deducted which reimburses the Company for administrative expenses relating to the issuance and maintenance of the policy. The total amount of monthly deductions was $415,094, $269,336 and $62,950 during 2001, 2000 and 1999, respectively. These deductions are included in the line item labeled "Payments for surrenders and other redemptions" in the Combined Statements of Changes in Policy Owners' Equity and Surplus.



A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing the policy. The full surrender charge will be increased monthly during the first two policy years, stay constant during the third through sixth year and is reduced each year after the sixth year until it reaches zero in the tenth policy year. The surrender fees were $20,202, $3,435 and $398 during 2001, 2000 and 1999, respectively. These charges are included in the line item labeled "Payments for surrenders and other redemptions" in the Combined Statements of Changes in Policy Owners' Equity and Surplus.



A withdrawal fee is assessed upon the partial withdrawal of funds which is equal to the lesser of $25 or 2% of the amount withdrawn. Withdrawal fees amounted to $129, $86 and $0 during 2001, 2000 and 1999, respectively. These fees are included in the line item labeled "Payments for surrenders and other redemptions" in the Combined Statement of Changes in Policy Owners' Equity and Surplus.



5. Contingent Liabilities



If the assets of any fund exceed required reserves and other liabilities, the Company may transfer such excess to its general account.



6. Policy Owners' Equity and Surplus



Policy owners' equity and surplus are represented by accumulation units in the related Separate Account as well as the value of the fund shares owned by the Company.



At December 31, 2001, 2000 and 1999, the policy owners' equity and surplus were represented by the following accumulation units and accumulation unit values and surplus contributed (multiplication of amounts shown may not equal policy owners' equity because of rounding):



                                 December 31, 2001
------------------------------------------------------------------------------------
                             Policy Owners'
                                 Equity
                           ------------------  Policy                 Total Policy
                           Unit      Units     Owners'     Surplus   Owners' Equity
Fund                       Value  Outstanding  Equity    Contributed  and Surplus
-------------------------- ------ ----------- ---------- ----------- --------------
Large Cap Equity Index     $11.54   136,204   $1,571,817   $9,507      $1,581,324
Small Cap Equity Index      11.22    60,866      682,615       --         682,615
Bond                        12.25    22,489      275,375       --         275,375
Money Market                11.74     8,343       97,949       --          97,949
International Equity Index   9.23    60,618      559,625       --         559,625
Stock and Bond Balanced     11.70    13,454      157,427       --         157,427
                                              ----------   ------      ----------
Total                                         $3,344,808   $9,507      $3,354,315
                                              ==========   ======      ==========

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                        Variable Life Separate Account


                   NOTES TO FINANCIAL STATEMENTS, Continued




                                 December 31, 2000
------------------------------------------------------------------------------------
                             Policy Owners'
                                 Equity
                           ------------------  Policy                 Total Policy
                           Unit      Units     Owners'     Surplus   Owners' Equity
Fund                       Value  Outstanding  Equity    Contributed  and Surplus
-------------------------- ------ ----------- ---------- ----------- --------------
Large Cap Equity Index     $13.24   100,015   $1,322,709   $10,817     $1,333,526
Small Cap Equity Index      11.08    44,687      494,663        --        494,663
Bond                        11.25    14,543      163,387        --        163,387
Money Market                11.41     6,636       75,645        --         75,645
International Equity Index  11.89    39,780      472,377        --        472,377
Stock and Bond Balanced     12.23     7,957       97,208        --         97,208
                                              ----------   -------     ----------
Total                                         $2,625,989   $10,817     $2,636,806
                                              ==========   =======     ==========



                                 December 31, 1999
------------------------------------------------------------------------------------
                             Policy Owners'
                                 Equity
                           ------------------  Policy                 Total Policy
                           Unit      Units     Owners'     Surplus   Owners' Equity
Fund                       Value  Outstanding  Equity    Contributed  and Surplus
-------------------------- ------ ----------- ---------- ----------- --------------
Large Cap Equity Index     $14.72   40,419    $  594,746   $11,933     $  606,679
Small Cap Equity Index      11.56   19,214       222,026        --        222,026
Bond                        10.45    7,201        75,200        --         75,200
Money Market                10.85    1,450        15,690        --         15,690
International Equity Index  14.06   11,581       162,806        --        162,806
Stock and Bond Balanced     12.63    4,158        52,523        --         52,523
                                              ----------   -------     ----------
Total                                         $1,122,991   $11,933     $1,134,924
                                              ==========   =======     ==========



Purchases and sales of the Trust's shares by the Separate Account for December 31, by each Fund are as follows:



                                  2001                2000                1999
                           ------------------- ------------------- -------------------
                           Purchases   Sales   Purchases   Sales   Purchases   Sales
                           ---------- -------- ---------- -------- ---------- --------
Large Cap Equity Index     $  519,688 $ 83,865 $  956,103 $ 86,924 $  633,244 $ 75,342
Small Cap Equity Index        211,170   36,931    382,344   35,027    223,135   20,135
Bond                          129,786   25,105    101,901   17,440    112,370   35,636
Money Market                   90,840   68,536     99,141   39,186     20,006    4,315
International Equity Index    233,532   24,296    407,826   35,465    170,485   29,331
Stock and Bond Balanced        97,024   29,567     67,528   19,149     60,309   10,442
                           ---------- -------- ---------- -------- ---------- --------
Total                      $1,282,040 $268,300 $2,014,843 $233,191 $1,219,549 $175,201
                           ========== ======== ========== ======== ========== ========

                STATE FARM LIFE AND ACCIDENT ASSURANCE COMPANY
                        Variable Life Separate Account


                   NOTES TO FINANCIAL STATEMENTS, Continued





7. Financial Highlights



The Company sells a variable life insurance product, which has unique combinations of features and fees that are charged against the policy owners' account balances. Differences in the fee structures result in a variety of unit values, expense ratios and total returns. The summary below may not reflect the minimum and maximum policy charges offered by the Company as policy owners may not have selected all available and applicable policy options.



The financial highlights of each Fund of the Separate Account for 2001 are as follows:



                             At December 31                For the Year Ended December 31
                           ------------------ ---------------------------------------------------------
                                                 Unit Fair        Net      Expense
                                    Average        Value       Investment   Ratio      Total Return
                                      Net        Lowest to       Income   Lowest to     Lowest to
Fund                        Units   Assets        Highest        Ratio*   Highest**     Highest***
-------------------------- ------- ---------- ---------------- ---------- --------- -------------------
Large Cap Equity Index     136,204 $1,457,425 $ 9.70 to $13.58   0.36%      0.8%    (26.85%) to (1.18%)
Small Cap Equity Index      60,866 $  588,639 $ 8.71 to $11.75   0.35%      0.8%      (21.32%) to 5.08%
Bond                        22,489 $  219,381 $11.29 to $12.45   4.67%      0.8%        9.66% to 13.74%
Money Market                 8,343 $   86,797 $11.42 to $11.74   2.72%      0.8%         3.71% to 6.08%
International Equity Index  60,618 $  516,001 $ 7.97 to $11.93   0.06%      0.8%    (28.95%) to (8.37%)
Stock and Bond Balanced     13,454 $  127,318 $10.53 to $12.47   2.74%      0.8%      (12.57%) to 3.71%



* Net Investment Income, as presented in the Statement of Operations, as a percent of Average Net Assets.



**There is no fluctuation in the annualized mortality and expense charge. Refer to Note 4.



***These amounts represent the total return for the rolling twelve months within the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio.



8. Net Assets



The net assets of each Fund of the Separate Account at December 31, 2001 are as follows:



                                                             State Farm Variable Product Trust
                                       -----------------------------------------------------------------------------
                                       Large Cap   Small Cap                                    Stock and
                                        Equity      Equity               Money    International   Bond
                                         Index       Index      Bond     Market   Equity Index  Balanced
                                         Fund        Fund       Fund      Fund        Fund        Fund     Combined
                                       ----------  ---------  --------  --------  ------------- --------- ----------
Proceeds from units purchased          $2,299,851  $ 797,321  $341,914  $157,829    $ 873,490   $217,195  $4,687,600
Cost of units redeemed                   (474,222)  (138,032)  (94,037)  (64,822)    (160,182)   (56,204)   (987,499)
Surplus contributed                        10,000         --        --        --           --         --      10,000
Investment income                          59,297     73,470    20,994     6,287       16,657      6,220     182,925
Mortality and expense risk charges        (21,833)    (8,202)   (2,995)   (1,142)      (7,215)    (1,711)    (43,098)
Realized loss on investments              (30,561)   (15,451)   (1,050)     (203)     (11,935)    (3,729)    (62,929)
Unrealized appreciation (depreciation)   (261,208)   (26,491)   10,549        --     (151,190)    (4,344)   (432,684)
                                       ----------  ---------  --------  --------    ---------   --------  ----------
                                       $1,581,324  $ 682,615  $275,375  $ 97,949    $ 559,625   $157,427  $3,354,315
                                       ==========  =========  ========  ========    =========   ========  ==========

                        State Farm VP Management Corp.
              (Underwriter & Distributor of Securities Products)
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
                         FORWARDING SERVICE REQUESTED


                                                                           U.S.
                                                                        POSTAGE


                                                                           PAID



                                                                          STATE
                                                                           FARM



                                                                      INSURANCE
                                                                      COMPANIES



                                                             PRESORTED STANDARD







[LOGO] STATE FARM
INSURANCE (R)

                                  Issued By:
                       State Farm Life Insurance Company
                    (Not licensed in New York or Wisconsin)
                State Farm Life and Accident Assurance Company
                     (Licensed in New York and Wisconsin)
                      Home offices: Bloomington, Illinois

                        State Farm VP Management Corp.
             (Underwriter and Distributor of Securities Products)
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
                                1-888/702-2307

                   Investment Company Act File No. 811-09017



454-625.4-CH



                                                              Printed in U.S.A.

                                    Part II




                                   Cover Page

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Illinois Business Corporation Act Chapter 805 Section 5/8.75 is a comprehensive provision that defines the power of Illinois corporations to provide for the indemnification of its officers, directors, employees and agents. This Section also authorizes Illinois corporations to purchase and maintain insurance on behalf of directors, officers, employees or agents of the corporation.

     The Articles of Incorporation, as amended, and the Bylaws of State Farm Life and Accident Assurance Company do not provide for the indemnification of officers, directors, employees or agents of the Company.



                REPRESENTATION PURSUANT TO SECTION 26(f)(2)(A)


     State Farm Life and Accident Assurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm Life and Accident Assurance Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The facing sheet.
     The prospectus consisting of 79 pages.
     Undertaking to file reports.
     Rule 484 undertaking.
  Representation pursuant to Section 26(f)(2)(A).
     The signatures.
     Written consents of the following persons: William A. Montgomery, Esq., Gerry Brogla, F.S.A., PricewaterhouseCoopers LLP, and Sutherland Asbill & Brennan LLP
     The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     1.

          A.
            (1) Resolution of the Board of Directors of State Farm Life and Accident Assurance Company establishing State Farm Life and Accident Assurance Company Variable Life Separate Account 1
            (2)  Not Applicable
            (3)  (a) Distribution Agreement 1
                 (b) Registered Representative Agreement 6
                 (c) Not Applicable
            (4)  Not applicable
            (5)  (a) Specimen Flexible Premium Variable Universal Life
                     Insurance Policy 4
                 (b) Policy Riders and Endorsements 4
            (6)  (a) Articles of Incorporation of State Farm Life and Accident
                     Assurance Company 2
                 (b) By-laws of State Farm Life and Accident Assurance Company 2
            (7)  Not applicable
            (8)  Participation agreement 3
            (9)  Not applicable
            (10) (a) Application form 5
                 (b) Reinstatement Application 6
            (11) Description of issuance, transfer and redemption procedures 3
            (12) Powers of Attorney

          B.   Not applicable

          C.   Not applicable

     2. Opinion and consent as to the legality of the securities being registered 3

     3.   Not applicable

     4.   Not applicable

     5.   Not applicable

     6. Opinion and consent of Gerry Brogla, F.S.A. as to actuarial matters pertaining to the securities being registered

     7.   (a)  Consent of PricewaterhouseCoopers LLP
          (b)  Consent of Sutherland, Asbill & Brennan LLP

- -----------------------------

1. Incorporated herein by reference to Exhibit 3 of the registration statement on Form N-4 (File No. 333-57579), filed with the Securities Exchange Commission on June 24, 1998.

2. Incorporated herein by reference to Exhibit 6 of the registration statement on Form N-4 (File No. 333-57579), filed with the Securities Exchange Commission on June 24, 1998.

3. Incorporated herein by reference to Exhibit 8 of the registration statement on Form N-4 (File No. 333-57579), filed with the Securities and Exchange Commission on June 24, 1998.

4. Incorporated herein by reference to the similarly designated exhibit included into the initial registration statement on Form S-6 (File No. 333-64345), filed with the Securities and Exchange Commission on November 18, 1998.

5. Incorporated herein by reference to the similarly desingated exhibit included in pre-effective amendment No. 1 to the registration statement on Form S-6 (File No. 333-64345), filed with the Securities and Exchange Commission on November 18, 1998.

6. Incorporated herein by reference to Post Effective Amendment No. 2 to the registration statement filed on Form S-6 with the Securities and Exchange Commission on April 28, 2000.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant, State Farm Life and Accident Assurance Company Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf, by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Bloomington and the State of Illinois, on this 26 day of April, 2002.



                                 State Farm Life and Accident Assurance Company
                                   Variable Life Separate Account
                                          (Registrant)


(SEAL)
                             By: State Farm Life and Accident Assurance Company
                                          (Depositor)



Attest: /s/ Kevin L. McMullen             By:        *
        ---------------------                 -------------------
        Kevin L. McMullen                 Edward B. Rust, Jr.
                                              President
                                              State Farm Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signature                          Title                               Date
---------                          -----                               ----


         *                 President and Director                   ------------
----------------------       (Principal Executive Officer)
Edward B. Rust, Jr.


         *                 Vice President and Controller            ------------
----------------------       (Principal Accounting Officer)
Dale R. Egeberg


         *                 Vice President - Risk Management         ------------
----------------------       (Principal Financial Officer)
Nancy A. Behrens


         *                 Director                                 ------------
----------------------
Roger S. Joslin


         *                 Director and Senior Vice President -     ------------
----------------------       Investments
Kurt G. Moser


         *                 Director                                 ------------
----------------------
Vincent J. Trosino


         *                 Director, Agency Vice President          ------------
----------------------
Charles R. Wright


         *                 Director, Senior Vice President       ------------
----------------------       and Chief Administrative Officer
Susan D. Waring


         *                 Director                                 ------------
----------------------
William K. King, Jr.


         *                 Director                                 ------------
----------------------
Barbara R. Cowden



* By /s/ Stephen L. Horton                                        April 26, 2002
     ---------------------------                                  --------------
         Stephen L. Horton                                             Date
         Pursuant to Power of Attorney